PACIFIC ODYSSEY	PROSPECTUS MAY 1, 2004

Pacific Odyssey is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or the Pacific Select Fund any	This Prospectus provides information you should know before buying a Contract. It’s accompanied by a current Prospectus for the Pacific Select Fund, the Fund that provides the underlying Portfolios for the Variable Investment Options offered under the Contract. The Variable Investment Options are funded by Separate Account A of Pacific Life. Please read both Prospectuses carefully, and keep them for future reference.

Here’s a list of all the Investment Options currently available under your Contract:
differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Contract and does not guarantee that the information in this Prospectus is accurate or complete. It’s a criminal offense to say otherwise.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.	VARIABLE INVESTMENT OPTIONS
Blue Chip
Aggressive Growth
Diversified Research
Short Duration Bond
I-Net TollkeeperSM
Financial Services
Health Sciences
Technology
Focused 30
Growth LT
Mid-Cap Value
International Value
Capital Opportunities
International Large-Cap
Equity Index
Small-Cap Index

Multi-Strategy
Main Street® Core
Emerging Markets
Inflation Managed
Managed Bond
Small-Cap Value
Money Market
High Yield Bond
Equity Income
Equity
Aggressive Equity
Large-Cap Value
Comstock
Real Estate
Mid-Cap Growth
FIXED OPTIONS
Fixed DCA Plus Fixed

The Fixed Option is only available to Contracts issued before July 1,
2003.

The DCA Plus Fixed Option is only available to Contracts issued between September 1, 2003 and November 14, 2003.

You’ll find more information about the Contract and Separate Account A in the SAI dated May 1, 2004. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find a table of contents for the SAI on page 71 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

YOUR GUIDE TO THIS PROSPECTUS

AN OVERVIEW OF PACIFIC ODYSSEY

This overview tells you some key things you should know about your Contract. It’s designed as a summary only – please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

Some states have different rules about how annuity contracts are described or administered. These rules are reflected in your Contract, or in endorsements or supplements to your Contract. The terms of your Contract, or of any Rider, Endorsement or Supplement, prevail over what’s in this Prospectus.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Odyssey variable annuity contract, unless we state otherwise.

Pacific Odyssey Basics

An annuity contract may be appropriate if you’re looking for retirement income or you want to meet other long-term financial objectives.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.	Pacific Odyssey is an annuity contract between you and Pacific Life Insurance Company.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Non- Qualified Contract with “after-tax” dollars. You buy a Qualified Contract under a qualified retirement or pension plan, or an individual retirement annuity or account (IRA), or form thereof.

Pacific Odyssey is a variable annuity, which means that the value of your Contract fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Purchase Payments”) and how much you add each time.

Your Right to Cancel (“Free Look”)
During the Free Look period, you have the right to cancel your Contract and return it with instructions to us or to your registered representative for a refund. The amount refunded may be more or less than the Investments you’ve made, depending on the state where you signed your application and the kind of Contract you buy.

The Accumulation Phase

The Investment Options you choose and how they perform will affect the value of your Contract during the accumulation phase, as well as the amount of your annuity payments during the income phase if you choose a variable annuitization payout.	The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making Purchase Payments, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Purchase Payments”)
Your initial Investment must be at least $25,000 for a Non-Qualified Contract or a Qualified Contract. Additional Investments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. We also call your Investments “Purchase Payments.”

AN OVERVIEW OF PACIFIC ODYSSEY

Investment Options
You can ask your registered representative to help you choose the right Investment Options for your goals and risk tolerance. You’ll find more about the Investment Options starting on page 11.	You can choose from 31 Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Portfolio of the Pacific Select Fund. We’re the investment adviser for the Pacific Select Fund. We oversee the management of all the Fund’s Portfolios and manage two of the Portfolios directly. We’ve retained other portfolio managers to manage the other Portfolios. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

You can also choose any available fixed option that earns a guaranteed rate of interest of at least 3% annually.

We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose.

Transferring among Investment Options
You’ll find more about transfers and transfer limitations starting on page 21.	You can transfer among Investment Options any time, subject to certain limitations, until your Annuity Date without paying any current income tax. Transfers are limited to 25 for each Calendar Year. Only two transfers per month may involve the International Value, International Large-Cap or Emerging Markets Investment Options. If you have used all 25 transfers in a Calendar Year, you may make one additional transfer of all or a portion of your Variable Account Value to the Money Market Investment Option before the start of the next calendar year. You can also make systematic transfers by enrolling in our dollar cost averaging, portfolio rebalancing, or earnings sweep programs. Transfers made under these systematic transfer programs or under an asset allocation program established and maintained by us are excluded from the limitation. Some restrictions apply to transfers to and from any fixed option.

Withdrawals
You’ll find more about withdrawals starting on page 36.	You can make full and partial withdrawals to supplement your income or for other purposes. There is no withdrawal charge. Some restrictions apply to making withdrawals from a fixed option.

In general, you may have to pay taxes on withdrawals or other distributions from your Contract. If you’re under age 59 1/2, a 10% federal penalty tax may also apply to withdrawals.

The Income Phase You’ll find more about annuitization starting on page 27.	The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments.

You can choose fixed or variable annuity payments, or a combination of both, for life or for a specified period of years. Variable annuity payments may not be available in all states. You can choose monthly, quarterly, semiannual or annual payments. We’ll make the income payments to your designated payee. Income distributions are always taxed to the Owner.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

The Death Benefit You’ll find more about the death benefit starting on page 31.	The Contract provides a death benefit if the first Owner or sole surviving Annuitant dies during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions. To whom we pay a death benefit, and how we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

Optional Riders Optional riders are subject to availability. Ask your registered representative about their current status.	Stepped-Up Death Benefit (SDBR) and Premier Death Benefit (PDBR) Riders
The Stepped-Up Death Benefit Rider (SDBR) and, for Contracts issued before May 1, 2003, the Premier Death Benefit Rider (PDBR) offer the potential for a larger death benefit. You can only buy the SDBR when you buy your Contract.

Guaranteed Protection Advantage 5 (GPA5) Rider
Subject to availability, the optional Guaranteed Protection Advantage 5 (GPA5) Rider is only available if the Effective Date of the Rider is on or after April 1, 2003. It allows for an additional amount that may be added to your Contract Value when an asset allocation program established and maintained by us for this Rider is used for a 10-year period (the “Term”). If your Contract was issued between September 1, 2003 and November 14, 2003, with a DCA Plus Rider, you may use the DCA Plus Program in conjunction with such an asset allocation program and you will be considered to have met this requirement.

The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 5th anniversary of the Effective Date of the Rider. If the Step-Up is elected, your 10-year Term would begin again as of the effective date of the Step-Up election, and may include an increase in the charges associated with the Rider. The Guaranteed Protection Advantage 5 Rider may not be available. Ask your registered representative about its current availability.

If you buy the GPA5 Rider within 60 days after the Contract Date or within 30 days of the Contract Anniversary, we will make the Effective Date of the GPA5 Rider to coincide with that Contract Date or Contract Anniversary.

You should consult a qualified adviser for complete information and advice before purchasing the GPA5 Rider or electing the Step-Up provision available under the Rider.

There may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

Guaranteed Protection Advantage (GPA) Rider
The optional Guaranteed Protection Advantage (GPA) Rider is only available if the Effective Date of the Rider is before April 1, 2003.	The optional Guaranteed Protection Advantage Rider provides for an additional amount that may be added to your Contract Value when an asset allocation program, established and maintained by us for this Rider, is used for a 10-year period (the “Term”). The Term begins on the Effective Date of the Rider. Your entire Contract Value must be invested in an asset allocation program established and maintained by us for the Rider during the entire Term for the additional amount to be added to your Contract. If your Contract was issued between September 1, 2003 and November 14, 2003, with a DCA Plus Rider, you may use the DCA Plus Program in conjunction with such an asset allocation program and you will be considered to have met this requirement. The Guaranteed Protection Advantage Rider may not be available. Ask your registered representative about its current availability.

AN OVERVIEW OF PACIFIC ODYSSEY

If you buy the GPA Rider within 60 days after the Contract Date or within 30 days of the Contract Anniversary, we will make the Effective Date of the GPA Rider to coincide with that Contract Date or Contract Anniversary.

You should consult a qualified adviser for complete information and advice before purchasing the GPA Rider or electing the Step-Up provision available under the Rider.

There may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

Guaranteed Income Advantage II (GIA II) Rider
Subject to state availability, the optional Guaranteed Income Advantage II (GIA II) Rider offers a guaranteed income advantage annuity option. You may buy the GIA II Rider on the Contract Date or on any Contract Anniversary.

The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning on the 5th anniversary of the Effective Date of the Rider and may include an increase in the charges (up to a maximum of 1.00%) associated with the Rider. The GIA II may not be available. Ask your registered representative about its current availability.

If you buy the GIA II Rider within 60 days after the Contract Date or within 30 days of the Contract Anniversary, we will make the Effective Date of the GIA II Rider to coincide with that Contract Date or Contract Anniversary.

You should consult a qualified adviser for complete information and advice before purchasing the GIA II Rider or electing the Step-Up provision available under the Rider.

There may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

Guaranteed Income Advantage 5 (GIA 5) Rider
Subject to state availability, the optional Guaranteed Income Advantage 5 (GIA 5) Rider offers a guaranteed income advantage annuity option when an asset allocation program established and maintained by us for this Rider is used. If your Contract was issued between September 1, 2003 and November 14, 2003, with a DCA Plus Rider, you may use the DCA Plus Program in conjunction with such an asset allocation program and you will be considered to have met this requirement. You may buy the GIA 5 Rider on the Contract Date or on any Contract Anniversary.

The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning on the 5th anniversary of the Effective Date of the Rider and may include an increase in the charges (up to a maximum of 0.75%) associated with the Rider. The GIA 5 may not be available. Ask your registered representative about its current availability.

If you buy the GIA 5 Rider within 60 days after the Contract Date or within 30 days of the Contract Anniversary, we will make the Effective Date of the GIA 5 Rider to coincide with that Contract Date or Contract Anniversary.

You should consult a qualified adviser for complete information and advice before purchasing the GIA 5 Rider or electing the Step-Up provision available under the Rider.

There may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract or are considering taking a loan, you should carefully consider whether the Rider is appropriate for you.

Income Access Rider
Subject to availability, the optional Income Access Rider gives you more flexible withdrawal capabilities prior to Annuitization and allows you to protect your principal when used with an asset allocation program established and maintained by us. If your Contract was issued between September 1, 2003 and November 14, 2003, with a DCA Plus Rider, you may use the DCA Plus Program in conjunction with such an asset allocation program and you will be considered to have met this requirement.

It also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 5th anniversary of the Effective Date of the Rider. The Income Access Rider may not be available. Ask your registered representative about its current availability.

If you buy the GIA Rider within 60 days after the Contract Date or within 30 days of the Contract Anniversary, we will make the Effective Date of the GIA Rider to coincide with that Contract Date or Contract Anniversary.

You should consult a qualified adviser for complete information and advice before purchasing the Income Access Rider or electing the Step-Up provision available under the Rider.

If you purchase the Income Access Rider there may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

AN OVERVIEW OF PACIFIC ODYSSEY

	This section of the overview explains the fees and expenses associated with your Pacific Odyssey Contract.

Contract Transaction Expenses	The following describes the transaction fees and expenses that you will pay when owning your Contract. Expenses are fixed under the terms of your Contract. Premium taxes and/or other taxes, may also apply to your Contract. We generally charge premium taxes and/or other taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

	• Withdrawal transaction fee (currently waived)			$ 15.00	[1]
	• Transfer transaction fee (currently waived)			$ 15.00	[2]
	• Loan administrative fee (currently waived)			$500.00	[3]

Periodic Expenses	The following describes the fees and expenses that you will pay periodically during the time you own your Contract not including Portfolio fees and expenses.
Separate Account A Annual Expenses (as a percentage of the average daily		Without Rider	With Stepped-Up Death Benefit Rider	With Premier Death Benefit Rider
Account Value) (see TERMS USED IN
THIS PROSPECTUS on page 69)	• Loan Interest Rate[4]	2.00%	2.00%	2.00%
	• Mortality and Expense Risk Charge[5]	0.15%	0.15%	0.15%
	• Administrative Fee[5]	0.25%	0.25%	0.25%
	• Death Benefit Rider Charge[5,6]	none	0.20%	0.35%

	• Total Separate Account A Annual Expenses	0.40%	0.60%	0.75%

Optional Rider Annual Expenses	• Guaranteed Protection Advantage 5 (GPA 5) Rider Charge			0.75%	[7]
(calculated as a percentage of Contract	• Guaranteed Protection Advantage (GPA) Rider Charge			0.10%	[8]
Value) (See TERMS USED IN THIS	• Guaranteed Income Advantage II (GIA II) Rider Charge			1.00%	[9]
PROSPECTUS on page 69)	• Guaranteed Income Advantage 5 (GIA 5) Rider Charge			0.75%	[9]
	• Income Access Rider Charge			0.75%	[10]

	[1] The withdrawal transaction fee is currently waived. In the future, we may charge a fee of up to $15 or 2%, if less for each withdrawal over 15 in a Contract Year. See WITHDRAWAL – Optional Withdrawals.
	[2] The transfer transaction fee is currently waived. In the future, we may charge a fee of up to $15 for each transfer over 15 in a Contract Year. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers.
	[3] The loan administrative fee is currently waived. In the future, we may charge an administrative fee up to $500. See LOANS.
	[4] If you request a loan on your Contract, we will charge you a gross interest rate of 5.00% on your outstanding principal amount. We will credit you the amount of 3.00% on any Contract Value attributed to your Loan Account. The net amount of interest you will pay on your loan will be 2.00%. See LOANS.
	[5] This is an annual rate and assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.
	[6] If you buy an Optional Death Benefit Rider, we will add this charge to the Mortality and Expense Risk Charge until your Annuity Date. The Premier Death Benefit Rider is only available on Contracts issued before May 1, 2003. See CHARGES, FEES AND DEDUCTIONS.
	[7] If you buy the Guaranteed Protection Advantage 5 (GPA 5) Rider (subject to state availability), we deduct this charge proportionally from your Investment Options on each Contract Anniversary, the Annuity Date, and when you make a full withdrawal, if the Rider is in effect on that date, or when you terminate the Rider. The 0.75% charge is the maximum charge allowable under the terms and conditions of the Rider. Currently, the annual charge for the Rider is 0.25% (if your Rider was issued before March 1, 2004, the current charge is 0.10%). Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect except that the charge may change if you elect the optional Step-Up provision provided under the Rider. The charge if you purchase the Rider will also be shown on the Rider in your Contract.

[8] If you buy the Guaranteed Protection Advantage (GPA) Rider (subject to availability), we deduct this charge proportionately from you Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or Annuitization, this charge will be deducted on the effective date of termination. The GPA Rider is only available if the Effective Date of the Rider is before April 1, 2003.
[9] If you buy the Guaranteed Income Advantage II (GIA II) Rider or the Guaranteed Income Advantage 5 (GIA 5) Rider (subject to state availability), we deduct this charge proportionally from your Investment Options on each Contract Anniversary, the Annuity Date, and when you make a full withdrawal, if the Rider is in effect on that date, or when you terminate the Rider. The 1.00% GIA II charge and the 0.75% GIA 5 charge are the maximum charges allowable under the terms and conditions of each respective Rider. Currently, the annual charge for each Rider is 0.70% for the GIA II and 0.40% for the GIA 5. Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect except that the charge may change if you elect the optional Step-Up provision provided under each Rider. The charge if you purchase the Rider will also be shown on the Rider in your Contract.
10 If you buy the Income Access Rider (subject to state availability), we deduct this charge proportionally from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the Term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of the termination. The 0.75% charge is the maximum charge allowable under the terms and conditions of the Rider. Currently, the annual charge for the Rider is 0.40%. Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect except that the charge may change if you elect the optional Step-Up provision provided under the Rider. The charge if you purchase the Rider will also be shown on the Rider in your Contract.

Pacific Select Fund Annual Operating Expenses (You will find more about the Pacific Select Fund starting on page 11, and in the Fund’s Prospectus which accompanies this Prospectus.)	This table shows the range (minimum and maximum) of fees and expenses charged by any of the Portfolios, expressed as a percentage of average daily nets assets, for the year ended December 31, 2003.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. These fees and expenses are described in the Fund’s Prospectus.

Total Annual Pacific Select Fund Operating Expenses[1]	Minimum	Maximum

(expenses that are deducted from the Fund’s assets, including advisory fees, 12b-1 fees, and other expenses)	0.30%	1.31%

1 To help limit Pacific Select Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, 12b-1 distribution expenses, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses such as litigation expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the Fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2005.

AN OVERVIEW OF PACIFIC ODYSSEY

Examples	The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. These costs include Contract transaction expenses, the maximum periodic Contract expenses (including the combination of optional Riders whose cumulative expenses totaled more than any other combination of optional Riders), Separate Account annual expenses, and Portfolio fees and expenses for the year ended December 31, 2003. Premium taxes and/or other taxes may also be applicable.

	The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Investment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

	• If you surrendered, annuitized, or left you your money in your Contract:

	Maximum*
	1 Year	3 Years	5 Years	10 Years
	$448	$1,350	$2,262	$4,584

	Minimum*
	1 Year	3 Years	5 Years	10 Years
	$71	$224	$389	$870

* In calculating the examples above, we used the maximum and minimum net operating expenses of all the Portfolios for the 1 year period and the maximum and minimum total operating expenses for the 3, 5 and 10 year periods as shown in the Fees And Expenses Paid By The Fund section of the Fund’s Prospectus. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see the Fund’s Prospectus.

YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options, and for Contracts issued between September 1, 2003 and November 14, 2003, and Contracts issued before July 1, 2003, the DCA Plus Fixed Option and the Fixed Option, respectively.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Blue Chip	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of “blue chip” companies and related derivatives. Blue chip companies are large and mid-sized companies which the manager believes have high quality management and/or products.	A I M Capital Management, Inc.

Aggressive Growth	Long-term growth of capital.	Equity securities of small- and medium- sized growth companies.	A I M Capital Management, Inc.

Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and foreign companies with significant markets are in the U.S.	Capital Guardian Trust Company

Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not to exceed 3 years.	Goldman Sachs Asset Management

I-Net TollkeeperSM	Long-term growth of capital.	Equity securities of companies which use, support, or relate directly or indirectly to use of the Internet. Such companies include those in the media, telecommunications, and technology sectors.	Goldman Sachs Asset Management

Financial Services	Long-term growth of capital.	Equity securities in the financial services sector (including derivatives). Such companies include banks, insurance companies, brokerage firms and other finance-related firms.	INVESCO Institutional (N.A.), Inc.

Health Sciences	Long-term growth of capital.	Equity securities in the health sciences sector (including derivatives). Such companies include medical equipment or supplies, pharmaceuticals, health care facilities and other health sciences-related firms.	INVESCO Institutional (N.A.), Inc.

Technology	Long-term growth of capital.	Equity securities in the technology sector (including derivatives). Such companies include hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology.	INVESCO Institutional (N.A.), Inc.

Focused 30	Long-term growth of capital.	U.S. or foreign equity securities selected for their growth potential.	Janus Capital Management LLC

Growth LT	Long-term growth of capital in a manner consistent with the preservation of capital.	Equity securities of companies of any size.	Janus Capital Management LLC

Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management

International Value	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the U.S.	Equity securities of relatively large companies located in developed countries outside of the U.S. believed to be undervalued.	Lazard Asset Management

Capital Opportunities	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	MFS Investment Management

International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Company

Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the Standard & Poor’s 500 Composite Stock Price Index (including derivatives).	Mercury Advisors

Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Mercury Advisors

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.

Main Street® Core	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.

Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.

Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation- indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC

Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity and derivatives relating to such securities or related indices.	Pacific Investment Management Company LLC

Small-Cap Value	Long-term growth of capital.	Equity securities of small companies.	PIMCO Advisors-NFJ

Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life

High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life

Equity Income	Current income. (Capital growth is of secondary importance.)	Equity securities of large U.S. companies with a focus on income-producing securities believed to be undervalued by the market.	Putnam Investment Management, LLC

Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of large U.S. growth- oriented companies.	Putnam Investment Management, LLC

Aggressive Equity	Capital appreciation.	Equity securities of small and medium- sized companies.	Putnam Investment Management, LLC

Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies.	Salomon Brothers Asset Management Inc

Comstock	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital and income.	Van Kampen

Real Estate	Current income and long-term capital appreciation.	Equity securities of companies in the U.S. real estate industry, including real estate investment trusts (REITs) and real estate operating companies (REOCs).	Van Kampen

Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

The Investment Adviser

We are the investment adviser for the Fund. We and the Fund have retained other portfolio managers, supervised by us, for 29 of the Portfolios.

Your Fixed Options

Subject to state approval, the Fixed Option is only available on Contracts issued before July 1, 2003. The DCA Plus Fixed Option is only available for Contracts issued with a DCA Plus Rider between September 1, 2003 and November 14, 2003. Ask your registered representative about their current status.

Subject to availability, the fixed options offer you a guaranteed minimum interest rate on the amount you allocate to those options. Amounts you allocate to the fixed options, and your earnings credited are held in our General Account. For more detailed information about the fixed options, see THE GENERAL ACCOUNT and APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.

PURCHASING YOUR CONTRACT AND OPTIONAL RIDERS

How to Apply for Your Contract

To purchase a Contract, fill out an application and submit it along with your initial Investment to Pacific Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060 or the address indicated in your Contract specification pages if different. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. If your application and Investment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Investment for more than five Business Days unless we specifically obtain your permission. In any case, we will not hold your initial Investment after twenty business days.

You may also purchase a Contract by exchanging your existing contract. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.

We reserve the right to reject any application or Investment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint Owners and Contingent Owners, for which a Contract will be issued is 90. The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner or any sole Annuitant named in the application for a Contract dies before we issue a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void. A refund will be returned to the applicant/ Owner or the applicant/ Owner’s estate. Depending on the state where your application was signed, the amount of the refund may be more or less than the initial Investment received, or any other Investment we receive in connection with an exchange or transfer. In most states, the refund will be the Contract Value based upon the next determined Subaccount Unit Value (also called Accumulated Unit Value (AUV)) after we receive proof of death, in proper form, of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or other taxes, and minus the Contract Value attributable to any additional amount as described in CHARGES, FEES AND DEDUCTION— Waivers and Reduced Charges section in this Prospectus.

Purchasing the Stepped-Up Death Benefit Rider (Optional)

You may purchase the Stepped-Up Death Benefit Rider (SDBR) at the time your application is completed. You may not purchase the SDBR after the Contract Date.

The SDBR will remain in effect until the earliest of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds becomes payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

The SDBR may not otherwise be cancelled. The SDBR may only be purchased if the age of each Annuitant is 70 or younger on the Contract Date.

Purchasing the Guaranteed Protection Advantage 5 (GPA 5) Rider (Optional)

Subject to availability, you may purchase the optional Guaranteed Protection Advantage 5 (GPA 5) Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years before your selected Annuity Date, and

•	you use an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect. If your Contract was issued during the period of September 1, 2003 and November 14, 2003 with a DCA Plus Rider and you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement.

The Rider will automatically terminate at the end of the Term, or, if earlier on:

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for the Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate the Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of first death of an Owner or the date of death of the last surviving Annuitant,

•	the date the Contract is terminated according to the provisions of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

Purchasing the Guaranteed Protection Advantage (GPA) Rider (Optional)

You may purchase the optional Guaranteed Protection Advantage Rider (subject to availability) on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 80 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years prior to your selected Annuity Date, and

•	you use an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

The Guaranteed Protection Advantage Rider will remain in effect until the earlier of:

•	the end of the Term,

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate this Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of first death of an Owner or the date of death of the last surviving Annuitant,

•	the date the Contract is terminated in accordance with the provisions of the Contract,

•	the Annuity Date.

The Guaranteed Protection Advantage Rider is only available if the Effective Date of the Rider is before April 1, 2003. The Guaranteed Protection Advantage Rider may also be called the GPA Rider in some materials you may receive from us.

Purchasing the Guaranteed Income Advantage II (GIA II) Rider (Optional)

You may purchase the GIA II Rider (subject to state availability) on the Contract Date or on any Contract Anniversary if:

•	the age of each Annuitant is 80 years or younger on the date the GIA II Rider is purchased, and

•	the date of the purchase is at least 10 years before your selected Annuity Date.

The GIA II Rider will remain in effect until the earlier of:

•	the Contract Anniversary immediately following the day we receive notification from you to terminate the GIA II Rider,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

Purchasing the Guaranteed Income Advantage 5 (GIA 5) Rider (Optional)

You may purchase the GIA 5 Rider (subject to state availability) on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 80 years or younger on the date of purchase, and

•	the entire Contract Value is invested according to an asset allocation program established and maintained by us for this GIA 5 Rider. If your Contract was issued during the period of September 1, 2003 and November 14, 2003 with a DCA Plus Rider and you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement.

The GIA 5 Rider will remain in effect until the earlier of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for the GIA 5 Rider,

•	the Contract Anniversary immediately following the day we receive notification from you to terminate the GIA 5 Rider,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

Purchasing the Income Access Rider (Optional)

Subject to availability, you may purchase the optional Income Access Rider on the Contract Date or on any Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase, and

•	your entire Contract Value is invested in an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect. If your Contract was issued during the period of September 1, 2003 and November 14, 2003 with a DCA Plus Rider and you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement.

You cannot request a termination of the Rider, but the Rider will automatically end on the earliest of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the day the Remaining Protected Balance is reduced to zero,

•	the day of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	the day the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provision of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

Information About the Optional Riders, IRAs or Other Qualified Contracts

There are special considerations for purchases of an optional death benefit rider. As of the date of this Prospectus, IRS regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these regulations do not prohibit an optional death benefit rider from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has an optional death benefit rider and is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The Internal Revenue Service (IRS) could take the position that the enhanced death benefits provided by an optional death benefit rider are not incidental.

In addition, to the extent that an optional death benefit rider alters the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional death benefit rider are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

Making Your Investments (“Purchase Payments”)

Making Your Initial Investment

Your initial Investment must be at least $25,000. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan (PAC), which allows you to pay in equal monthly installments over one year (at least $2,000 per month). If you choose PAC, you must make your first installment Investment when you submit your application. Further requirements for PAC are discussed in the PAC form.

You must obtain our consent before making an initial or additional Investment that will bring your aggregate Investments over $1,000,000.

Making Additional Investments

If your Contract is Non-Qualified, you may choose to invest additional amounts in your Contract at any time. If your Contract is Qualified, the method of contribution and contribution limits may be restricted by the Qualified Plan. Each additional Investment above the initial Investment requirements must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts. See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Forms of Investment

Your initial and additional Investments may be sent by personal or bank check or by wire transfer. Investments must be made in a form acceptable to us before we can process it. Acceptable forms of Investments are:

•	personal checks or cashier’s checks drawn on a U.S. bank,

•	money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

•	third party checks when there is a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate in U.S. banks.

We will not accept Investments in the following forms:

•	cash,

•	credit card or check drawn against a credit card account,

•	money orders or traveler’s checks in single denominations of $10,000 or less,

•	cashier’s check, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

•	third party checks if there is not a clear connection of the third party to the underlying transaction, and

•	wires that originate from foreign bank accounts.

All unacceptable forms of Investments will be returned to the payor along with a letter of explanation. Pacific Life reserves the right to reject or accept any form of payment. If you make Investments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

HOW YOUR INVESTMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Investments among the 31 Subaccounts, the DCA Plus Fixed Option if your Contract was issued with a DCA Plus Rider, and if your Contract was issued before July 1, 2003, the Fixed Option. Allocations of your initial Investment to the Investment Options you selected will be effective on your Contract Date. See WITHDRAWALS— Right to Cancel (“Free Look”) section in this Prospectus. Each additional Investment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS— Right to Cancel (“Free Look”) section in this Prospectus. We reserve the right to require that your allocation to any particular Investment Option must be at least $500.

We also reserve the right to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions. If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary depending on the state in which your Contract is delivered. If your initial Investment is received from multiple sources, we will consider them all your initial Investment.

Portfolio Optimization

Portfolio Optimization is an asset allocation service we offer at no additional charge for use within this variable annuity. Asset allocation is the distribution of investments among asset classes and involves decisions about which asset classes should be selected and how much of the total contract value should be allocated to each asset class. The theory of Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long-term.

Pacific Life and Ibbotson Associates, one of the premier firms in designing asset allocation-based investment strategies, developed 5 model portfolios, each comprised of a carefully selected combination of Pacific Select Fund Portfolios. Portfolio Optimization is a two-step process. First, Ibbotson performs an optimization analysis to determine the break down of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization”. Next, after the asset class exposures are known, Ibbotson determines how each investment option (underlying Portfolio) can be used to implement the asset class level allocations. The Portfolios are selected by evaluating the asset classes represented by the Portfolios and combining Portfolios to arrive at the desired asset class exposures. The Portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Portfolios are selected in a way intended to optimize returns for each model, given a particular level of risk tolerance.

If you select a Portfolio Optimization model, your initial Purchase Payment (in the case of a new application) or Contract Value, as applicable, will be allocated to the Investment Options according to the model you select. Subsequent Purchase Payments, if allowed under your contract, will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your Contract Value quarterly, semi-annually, or annually, to maintain the asset allocation given in your Portfolio Optimization model. If you also allocate part of your Purchase Payment or Contract Value outside the model, rebalancing is only permitted within the model.

Generally on an annual basis, Pacific Life and Ibbotson Associates evaluate all the Portfolio Optimization models. Each model may change and investment options may be added to or deleted from a model as a result of the annual analysis. If your Contract was purchased through Smith Barney, now known as Citigroup Global Markets Inc. or through Citicorp Investment Services (Citicorp), you must contact your registered representative if you want to move to a new model portfolio after the annual analysis. For all other Contracts Owners, we will automatically update your model to the new version. This means your allocations, and potentially the underlying Investment Options, will automatically change and your account value will be automatically rebalanced among the Investment Options in your model each year (independently of any automatic rebalancing you may have selected).

You may change your model selection at any time with a proper written request or by telephone or electronic instructions provided a valid telephone/electronic authorization is on file with us. You should consult with your registered representative to assist you in determining which model is best suited to your financial needs, investment time horizon, and is consistent with your risk comfort level. You should periodically review those factors to determine if you need to change models to reflect such changes. Your registered representative can assist you in completing the proper forms to enroll in Portfolio Optimization.

If you select a Portfolio Optimization model, you will be sent a quarterly performance report that provides information about the Investment Options within your model, in addition to your usual quarterly statement. Information concerning the current models is described below.

Investor Profile

Model A		Model B		Model C		Model D		Model E

You are looking for a relatively stable investment and require investments that generate some level of income.		Your focus is on keeping pace with inflation. Income generating investment and capital appreciation are desired.		You want the opportunity for long- term moderate growth.		You want an investment that is geared for growth and are willing to accept above average risk.		You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Horizon < -------------------------------------------------------------------------------------------------- > Longer Investment Horizon Investor Objective

Primarily preservation of capital		Moderate growth		Steady growth in asset values		Moderately high growth in asset values		High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.		There may be some losses in the values of the investment from year to year.		There will probably be some losses in the values of the underlying investments from year to year. Fluctuations in value should be less than those of the overall stock markets.		There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.		There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < -------------------------------------------------------------------------------------------------- > Higher Risk Asset Class Exposure

Cash	20%	Cash	12%	Cash	5%	Cash	0%	Cash	0%

Bonds	57%	Bonds	45%	Bonds	35%	Bonds	21%	Bonds	4%

Domestic Stocks	18%	Domestic Stocks	32%	Domestic Stocks	44%	Domestic Stocks	58%	Domestic Stocks	68%

International Stocks	5%	International Stocks	11%	International Stocks	16%	International Stocks	21%	International Stocks	28%

Portfolio Optimization Model Allocations as of May 7, 2004

Money Market	15%	Money Market	3%	Short Duration Bond	10%	Short Duration Bond	5%	Managed Bond	2%

Short Duration Bond	24%	Short Duration Bond	19%	Inflation Managed	11%	Inflation Managed	7%	Large-Cap Value	14%

Inflation Managed	13%	Inflation Managed	12%	Managed Bond	13%	Managed Bond	7%	Blue Chip	17%

Managed Bond	18%	Managed Bond	16%	High Yield Bond	3%	Large-Cap Value	14%	Diversified Research	2%

High Yield Bond	6%	High Yield Bond	4%	Main Street Core	8%	Blue Chip	16%	Comstock	4%

Equity Income	2%	Equity Income	3%	Large-Cap Value	14%	Diversified Research	2%	Mid-Cap Value	5%

Main Street Core	3%	Main Street Core	5%	Blue Chip	8%	Comstock	4%	Capital Opportunities	5%

Large-Cap Value	9%	Large-Cap Value	10%	Comstock	3%	Mid-Cap Value	6%	Real Estate	5%

Blue Chip	3%	Blue Chip	6%	Mid-Cap Value	4%	Capital Opportunities	4%	Small-Cap Index	3%

Small-Cap Value	2%	Comstock	3%	Growth LT	4%	Real Estate	3%	Small-Cap Value	6%

Intl. Value	5%	Mid-Cap Value	3%	Small-Cap Index	3%	Small-Cap Index	3%	Growth LT	5%

		Small-Cap Value	2%	Small-Cap Value	2%	Small-Cap Value	3%	Aggressive Equity	3%

		Growth LT	2%	Intl. Value	7%	Growth LT	4%	Intl. Value	12%

		Intl. Value	8%	Intl. Large-Cap	8%	Intl. Value	9%	Intl. Large-Cap	13%

		Intl. Large-Cap	4%	Emerging Markets	2%	Intl. Large-Cap	10%	Emerging Markets	3%

						Emerging Markets	3%
Less Volatile < -------------------------------------------------------------------------------------------------- > More Volatile

Although the models are designed to maximize returns given the various levels of risk there is no assurance that a model Portfolio will not lose money or that investment results will not experience some volatility. Historical market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are built. Allocation to a single asset class may outperform a model, so that you would have obtained better returns in a single investment option or options representing a single investment option or options representing a single asset class than in a model. Model Portfolio performance is dependent upon the performance of the component investment options. The timing of your investment and the frequency of automatic rebalancing may affect performance. The value of the Variable Accounts will fluctuate, and when redeemed, may be worth more or less than the original cost. We have the right to terminate or change the Portfolio Optimization service at any time.

Investing in Variable Investment Options

Each time we allocate your Investment to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount divided by the “Unit Value” of one Unit of that Subaccount.

Example: You allocate $600 to the Inflation Managed Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Inflation Managed Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Investment allocated to the Variable Investment Options may be worth more or less than the original allocations to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day.

Calculating Subaccount Unit Values

We usually calculate the Unit Value of the Subaccount Units in each Variable Investment Option at the close of the New York Stock Exchange which usually closes at 4:00 p.m. Eastern Time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where (Y) =	the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) =	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

where (a) =	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

(b) =	the per share amount of any dividend or capital gain distributions made by each Fund for that Portfolio during that valuation period; and

(c) =	any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B) =	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) =	a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk Charge plus any applicable increase in the Risk Charge and the Administrative Fee (see CHARGES, FEES AND DEDUCTIONS section in this Prospectus).

When Your Investment is Effective

Your initial Investment is usually effective on the day we issue your Contract. Any additional Investment is effective on the day we receive it in proper form. See ADDITIONAL INFORMATION—Inquiries and Submitting Forms and Requests section in this Prospectus.

The day your Investment is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Unit Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Transfers

Once your Investments are allocated to the Investment Options you selected, you may transfer your Account Value less Loan Account Value from any Investment Option to any other Investment Option, except where available the DCA Plus Fixed Option. Transfers are limited to 25 for each calendar year. Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options: International Value, International Large-Cap, or Emerging Markets.

If the transfer limitations regarding the international Variable Investment Options are exceeded, Pacific Life will suspend all expedited exchange privileges, including exchange or transfer orders requested via telephone or electronic methods, including web site and faxes, or via overnight mail delivery service or hand delivery service. In the event expedited exchange privileges are suspended, we will only accept regular first-class U.S. mail delivery for future exchange/transfer requests. Suspension of privileges will remain in effect for at least 6 months, or such longer period of time as Pacific Life determines, in our sole discretion, to be appropriate and necessary to protect the rights or interest of other Contract Owners.

For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer. A transfer of Account Value from the Loan Account back into your Investment Options following a loan repayment is considered a transfer under these limitations. Transfers that occur as a result of the dollar cost averaging program, where available the DCA Plus program, the portfolio rebalancing program, the earnings sweep program or an approved asset allocation program are excluded from the limitation. No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year.

If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make one transfer of all or a portion of the Account Value remaining in the Variable Investment Options into the Money Market Investment Option prior to the start of the next calendar year.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, a reorganization of underlying Portfolios, or other extraordinary circumstances.

Certain restrictions apply to any available fixed option. See: THE GENERAL ACCOUNT— Withdrawals and Transfers section in this Prospectus. Transfer requests are generally effective on the Business Day we receive them in proper form.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

If we deny a transfer request, we will notify your registered representative via telephone. If the registered representative is not available, we will notify you via telephone. If you or your agent request a transfer via telephone, we will inform you or your agent immediately.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the Fund and raise expenses. This in turn can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

•	not accepting transfer instructions from an agent acting on behalf of more than one Contract Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to four in any twelve-month period. See THE GENERAL ACCOUNT— Withdrawals and Transfers section in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.

Systematic Transfer Options

We offer three systematic transfer options: dollar cost averaging, portfolio rebalancing, and earnings sweep. There is no charge for these options, and transfers under these systematic transfer options are not counted towards your total transfers in a Contract Year. The systematic transfer options are not available after you annuitize.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities’ prices over time, and may permit a “smoothing” of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. Transfers from a fixed option under the dollar cost averaging program are subject to a minimum duration of 12 months. Detailed information appears in the SAI.

DCA Plus

The DCA Plus program is only available to Contracts issued between September 1, 2003 and November 14, 2003 with a DCA Plus Rider. The following information is only applicable to those Contracts.

DCA Plus provides a way to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) over a period of up to one year. Amounts allocated to the DCA Plus Fixed Option are held in our General Account and receive interest rates declared periodically by us, but not less than an annual rate of 3% (the “Guaranteed Interest Rate”). The DCA Plus program can also be used with an asset allocation program established and maintained by us to qualify for certain optional benefit riders offered under your Contract. See The GENERAL ACCOUNT section in this Prospectus.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The fixed options are not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or, for Contracts issued before July 1, 2003, from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

CHARGES, FEES AND DEDUCTIONS

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Investments at the time your payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at the Annuity Date or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Investments (“premium taxes”), we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred by us. For these purposes, “premium taxes” include any state or local premium or retaliatory taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Investments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Investments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Investments. Currently, we do not impose any such charges.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”

This Risk Charge is assessed daily at an annual rate equal to 0.15% of each Subaccount’s assets. This charge may not be increased for the duration of your Contract.

The Risk Charge will stop at the Annuity Date if you select a fixed annuity. The Risk Charge, but not any increase in the Risk Charge for an optional Death Benefit Rider, will continue after the Annuity Date if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account. We may use it for any reason, including covering sales expenses on the Contracts.

Increase in Risk Charge If an Optional Death Benefit Rider Is Purchased

We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount’s assets if you purchase the Stepped-Up Death Benefit Rider (SDBR) or 0.35% if your Contract was issued before May 1, 2003 and you purchased the Premier Death Benefit Rider (PDBR). The total Risk Charge annual rate will be 0.35% if the SDBR is purchased or 0.50% if the PDBR was purchased. Any increase in your Risk Charge will not continue after the Annuity Date.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate equal to 0.25% of the assets of each Subaccount. This rate is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable annuity.

Transfer Fees

No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future. A fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15, or 2% of the amount withdrawn, if less, for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each Investment Option immediately after the withdrawal.

Waivers and Reduced Charges

We may agree to waive or reduce charges by crediting additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

We will only reduce or waive such charges by crediting an additional amount on any Contract where expenses associated with the sale of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver and reduced charge programs at any time, including for issued Contracts.

With respect to additional amounts as described above, you generally will not keep any amounts credited if you return your Contract during the Free Look period. See WITHDRAWALS— Right to Cancel (“Free Look”) for a more complete description of the amount that would be refunded if you exercised your right to cancel.

Within certain limits imposed by the National Association of Securities Dealers, Inc. (NASD), registered representatives who are associated with Broker/ Dealer firms affiliated with Pacific Life may qualify for sales incentive programs sponsored by Pacific Life. Registered representatives may also receive non-compensation such as expense-paid educational or training seminars or promotional merchandise.

Guaranteed Protection Advantage 5 (GPA 5) Annual Charge (Optional Rider)

If you purchase the optional Guaranteed Protection Advantage 5 Rider, we will deduct a Guaranteed Protection Charge from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if you terminate the Rider. The Guaranteed Protection Charge is equal to 0.25% (maximum charge is 0.75%) multiplied by your Contract Value on the date the Charge is deducted.

The Guaranteed Protection Charge may change if you elect the Step-Up provision in the Rider but will never be more than the Guaranteed Protection Charge being charged under the then current terms and conditions of the Rider and will not be more than the maximum charge of 0.75%. If you do not elect the optional Step-Up, your Guaranteed Protection Charge will remain the same as it was on the Effective Date of the Rider.

Any portion of the Guaranteed Protection Charge we deduct from any available fixed option will not be more than the annual interest credited in excess of 3%.

Guaranteed Protection Advantage (GPA) Annual Charge (Optional Rider)

If you purchase the Guaranteed Protection Advantage (GPA) Rider, we will deduct a Guaranteed Protection Charge from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if you terminate the Rider. The Guaranteed Protection Charge is equal to 0.10% multiplied by your Contract Value on the date the Charge is deducted.

Any portion of the Guaranteed Protection Charge we deduct from any available fixed option will not be more than the annual interest credited in excess of 3%. If you make a full withdrawal during a Contract Year, we will deduct the entire Guaranteed Protection Charge for the Contract Year from the final payment made to you.

Guaranteed Income Advantage II (GIA II) Annual Charge (Optional Rider)

If you purchase the GIA II Rider, we deduct annually a Guaranteed Income Advantage Charge (GIA II Charge) for expenses related to the GIA II Rider. The GIA II Charge is equal to 0.70% (maximum charge is 1.00%) multiplied by your Contract Value on the date the Charge is deducted.

We will deduct the GIA II Charge from your Investment Options on a proportionate basis:

•	on each Contract Anniversary the GIA II Rider remains in effect,

•	on the Annuity Date, if the GIA II Rider is still in effect, and

•	when the GIA II Rider is terminated.

If you terminate the GIA II Rider, we will charge your Contract for the annual GIA II Charge on the effective date of termination. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire GIA II Charge for the Contract Year in which you make the full withdrawal from the final payment made to you.

The GIA II Charge may change if you elect the Step-Up provision in the Rider, but will never be more than the GIA II Charge being charged under the then current terms and conditions of the Rider and will not be more than the maximum charge of 1.00%. If you do not elect the optional Step-Up, your GIA II Charge will remain the same as it was on the Effective Date of the Rider.

Any portion of the GIA II Charge we deduct from any available fixed option will not be more than the annual interest credited in excess of 3%.

Guaranteed Income Advantage 5 (GIA 5) Annual Charge (Optional Rider)

If you purchase the GIA 5 Rider, we deduct annually a Guaranteed Income Advantage Charge (GIA 5 Charge) for expenses related to the GIA 5 Rider. The GIA 5 Charge is equal to 0.40% (maximum charge is 0.75%) multiplied by your Contract Value on the date the Charge is deducted.

We will deduct the GIA 5 Charge from your Investment Options on a proportionate basis:

•	on each Contract Anniversary the GIA 5 Rider remains in effect,

•	on the Annuity Date, if the GIA 5 Rider is still in effect, and

•	when the GIA 5 Rider is terminated.

If you terminate the GIA 5 Rider, we will charge your Contract for the annual GIA 5 Charge on the effective date of termination. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire GIA 5 Charge for the Contract Year in which you make the full withdrawal from the final payment made to you.

The GIA 5 Charge may change if you elect the Step-Up provision in the Rider, but will never be more than the GIA 5 Charge being charged under the then current terms and conditions of the Rider and will not be more than the maximum charge of 0.75%. If you do not elect the optional Step-Up, your GIA 5 Charge will remain the same as it was on the Effective Date of the Rider.

Any portion of the GIA 5 Charge we deduct from any available fixed option will not be more than the annual interest credited in excess of 3%.

Income Access Annual Charge (Optional Rider)

If you purchase the optional Income Access Rider, we will deduct an Income Access Charge from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if the Rider terminates. The Income Access Charge is equal to 0.40% (maximum charge is 0.75%) multiplied by your Contract Value on the date the Charge is deducted.

The Income Access Charge may change if you elect the Step-Up provision in the Rider but will never be more than the Income Access Charge being charged under the then current terms and conditions of the Rider and will not be more than a maximum charge of 0.75%. If you do not elect the optional Step-Up, your Income Access Charge will remain the same as it was on the Effective Date of the Rider.

Any portion of the Income Access Charge we deduct from any available fixed option will not be more than the annual interest credited in excess of 3%.

Expenses of the Fund

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable waivers and/or reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund’s fees and expenses are described in detail in the Fund’s Prospectus and in its SAI.

RETIREMENT BENEFITS AND OTHER PAYOUTS

Selecting Your Annuitant

When you submit the application for your Contract, you may choose a sole Annuitant or Joint Annuitants. If you are buying a Qualified Contract, you must be the sole Annuitant. If you are buying a Non-Qualified Contract you may choose yourself and/or another person as Annuitant. Whether you have a sole or two Joint Annuitants, you may choose a Contingent Annuitant. The Contingent Annuitant will not have any Contract benefits, including death benefit proceeds until becoming the sole surviving Annuitant. More information on these options is provided in the SAI. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first. However, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (Primary, Joint or Contingent) may be named upon or after reaching his or her 91st birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes and /or other taxes, (the “Conversion Amount”), as long as such Conversion Amount annuitized is at least $10,000, subject to any state exceptions. See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus. We will send the annuity payments to the payee that you designate. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charges for premium taxes and/or other taxes, any EEG Charge, Guaranteed Protection Charge, GIA II or GIA 5 Charge, and any Income Access Charge. This option of distribution may or may not be available, or may be available for only certain types of contracts. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract. You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your current Annuity Date or your new Annuity Date. Your Annuity Date cannot be earlier than your first Contract Anniversary.

If you have a sole Annuitant, your Annuity Date cannot be later than his or her 100th birthday. However, to meet Internal Revenue Service (IRS) minimum distribution rules, your required minimum distribution date may be earlier than your Annuity Date. If you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant’s 100th birthday. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant’s attained age 59 1/2. See FEDERAL TAX STATUS section in this Prospectus.

You should carefully review the Annuity Options with a qualified tax adviser, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations respecting annuity payments, Required Minimum Distributions (“RMDs”), and other matters. For instance, under requirements for qualified plans under Section 401 of the Code and IRAs under section 408 of the Code, the entire interest under the Contract must be distributed to the Owner/ Annuitant not later that the Owner/ Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/ Annuitant (or the Owner/ Annuitant and his Beneficiary) must commence not later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/ Annuitant reaches age 70 1/2. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/ Annuitant reached 70 1/2, or, if the plan so provides, the year in which the Owner/ Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

If the Owner/ Annuitant dies prior to (i) his RBD, or (ii) complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the “Qualified Plan Death of Annuitant Distribution Rules”. Life expectancy is initially computed by use of the Single Life Table of the Final and Temporary Regulations, issued April 17, 2002 (Regulation Section 1.401(a)(9)-9). Congress recently required the IRS to update these tables to reflect increased life expectancies. Subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary (or Owner/ Annuitant) by one in each following calendar year.

The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable proposed Regulations thereunder.

The IRS issued Final and Temporary Regulations on April 17, 2002. Effective January 1, 2003, the IRS requires that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their Required Minimum Distributions.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these final regulations, the IRA owner does not need to actually have a named beneficiary when they turn 70 1/2.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

For calendar year 2003 and thereafter, taxpayers (and the underlying Qualified Plan) must rely on the Final and Temporary Regulations (discussed above) for determining RMDs. If any future guidance from the IRS is more restrictive that the guidance in these Final and Temporary Regulations, the future guidance will be issued without retroactive effect.

Under the final Regulations, for retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of required minimum distributions or annuity payments under Annuity Options 2 and 4 generally may be:

•	no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and

•	must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant.

Under Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you contact a qualified tax adviser for more information if you are interested in this option.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 100th birthday or your younger Joint Annuitant’s 100th birthday, whichever applies. However some states’ laws may require a different Annuity Date. Certain Qualified Plans may require distribution to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows:

•	the net amount from any available fixed option will be converted into a fixed-dollar annuity, and

•	the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each.

If the net amount is less than $10,000, the entire amount will be distributed. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with a ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50%; your spouse will automatically be considered your Beneficiary.

Choosing Your Annuity Option

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount, and/or a variable-dollar amount subject to state availability. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Annuities

You may choose a fixed annuity with fixed-dollar amounts based on a fixed rate and the 1983a Annuity Mortality Table with the ages set back ten (10) years, a variable annuity with variable-dollar payments that vary with the Investment results of the Subaccounts you select, or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account, (but not under the Fixed Option).

If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contracts, although additional options may become available in the future. For other Annuity Options see the OTHER OPTIONAL RIDERS section in this Prospectus.

1.	Life Only. Periodic payments are made to the designated payee during the Annuitant’s lifetime. Payments stop when the Annuitant dies.

2.	Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only).

3.	Joint and Survivor Life. Periodic payments are made during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.

4.	Period Certain Only. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only).

Additionally, if variable payments are elected under Annuity Options 2 and 4, you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. The amount available upon a full redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Full or partial redemptions of remaining guaranteed variable payments are explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNTS.

If the Annuitant dies before the guaranteed payments under Annuity Options 2 and 4 are completed, we will pay the remainder of the guaranteed payments to the first person among the following who is alive at the death of the Annuitant:

•	the Owner;

•	the Joint Owner;

•	the Contingent Owner;

•	the Beneficiary; or

•	the Contingent Beneficiary.

If none are living, we will pay the remainder of the guaranteed payments to the Owner’s estate.

If the Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the rate that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first person among the following who is alive at the Owner’s death:

•	the Joint Owner;

•	the Contingent Owner;

•	the Beneficiary; or

•	the Contingent Beneficiary.

If none are living, all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

For Qualified Contracts, please refer to the CHOOSING YOUR ANNUITY DATE section in this Prospectus. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Your Annuity Payments

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select; this amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract or the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option’s effective date. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

Death Benefits

Death benefit proceeds may be payable before the Annuity Date on proof of death of the sole surviving Annuitant or of any Contract Owner while the Contract is in force. If there are Joint Owners, the Contract will be owned as Joint Tenants With Right of Survivorship and not as Tenants in Common. The amount of the death benefit proceeds will be paid according to the Death Benefit Proceeds section below.

The “Notice Date” is the day on which we receive, in proper form, proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple recipients, death benefit proceeds will be calculated when we first receive proof of death and instructions, in proper form, from any recipient. The death benefit proceeds still remaining to be paid to other recipients will fluctuate with the performance of the underlying Investment Options.

Death Benefit Proceeds

Death benefit proceeds will be payable upon receipt, in proper form, of proof of death and instructions regarding payment of death benefit proceeds. Such proceeds will equal the amount of the death benefit proceeds reduced by any charges for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an Annuity Option under this Contract or towards the purchase of any Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. Any such Annuity Option is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract. In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before making a death benefit election.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

Death of Owner Distribution Rules

The Contract incorporates all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, they must begin distribution within one year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner’s death or, if permitted by the IRS, a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for the purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner’s death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner’s death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or over a period that does not exceed the Beneficiary’s life expectancy. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in an acceptable form to us. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner’s designation.

If the Owner who was not an Annuitant dies, the designated recipient will be the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the designated recipient will be the Owner’s Estate.

If the Owner who was an Annuitant dies, the designated recipient will be the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the designated recipient will be the Owner’s Estate.

Qualified Plan Death of Annuitant Distribution Rules

Under Internal Revenue Service regulations and our administrative procedures, if the Contract is owned under a Qualified Plan pursuant to sections 401, 403, 408, 408A, or 457 (b) of the Code and the Annuitant dies before the Required Beginning Date, the payment of any death benefit proceeds must be made to the designated recipient in accordance with one of two rules. One rule generally requires the death benefit proceeds to commence distribution by December 31 of the calendar year following the calendar year of the Annuitant’s death and continue over the life of his or her Beneficiary (the “life expectancy method”). The second rule requires distribution of the entire death benefit proceeds no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant’s death falls (the “five-year rule”).

However, the life expectancy method and the five-year rule are modified if the Beneficiary is a surviving spouse. If the surviving spouse elects to continue the contract and not do an eligible rollover to an IRA in his or her name, then he or she will be subject to the five-year rule. However, the surviving spouse may waive the five-year requirement and elect to take distributions over his or her life expectancy, and if the surviving spouse elects to defer the commencement of required distributions beyond the first anniversary of the Annuitant’s death, the surviving spouse will be deemed to continue the Contract. In this instance, the surviving spouse may defer required distributions until the later of:

•	December 31 of the year following the year the Annuitant died, or

•	December 31 of the year in which the Annuitant would have turned 70 1/2.

Further, under our administrative procedures, if the required distributions election is not received by us in good order by December 31 of the year following the Annuitant’s death or by the December of the year in which the Annuitant would have attained age 70 1/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of Required Minimum Distributions but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

The Amount of the Death Benefit: Death of Annuitant

If the sole surviving Annuitant, or the first Owner who is also an Annuitant dies prior to the Annuity Date, the death benefit proceeds will be the Death Benefit Amount. The Death Benefit Amount will be the greater of:

•	your Contract Value as of the Notice Date, or

•	your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received before each withdrawal by the ratio of the amount of the withdrawal to the Contract Value immediately prior to each withdrawal.

If the Annuitant who was not an Owner dies, the designated sole Annuitant will then be the first living person in the following order and no death benefit proceeds will be payable:

•	a surviving Joint Annuitant, or

•	a surviving Contingent Annuitant.

If there is no surviving Joint or Contingent Annuitant, the death benefit proceeds will be payable to the first living person in the following order:

•	Owner,

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If the Owner who is not an Annuitant dies and/or the Owner and Annuitant die simultaneously, the death benefit proceeds will be calculated under the Death of Annuitant provisions and proceeds will be paid to the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the death benefit proceeds will be payable to the Owner’s Estate.

The Amount of the Death Benefit: Death of a Contract Owner

If a Contract Owner who is not an Annuitant dies before the Annuity Date, the amount of the death benefit proceeds will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section. The death benefit proceeds will be paid to the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the death benefit proceeds will be paid to the Owner’s Estate.

If a Contract Owner who is an Annuitant dies before the Annuity Date, the amount of the death benefit will be determined in accordance with the The Amount of the Death Benefit: Death of Annuitant section above, and will be paid in accordance with the Death Benefit Proceeds section. The death benefit proceeds will be paid to the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the death benefit proceeds will be paid to the Owner’s Estate.

Optional Stepped-Up Death Benefit Rider (SDBR)

If you purchase the Stepped-Up Death Benefit Rider (SDBR) at the time your application is completed, upon the death of the sole surviving Annuitant, or the first Owner who is also an Annuitant, prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a)	the Death Benefit Amount as of the Notice Date.

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received before the withdrawal by the ratio of the amount of the withdrawal to the Contract Value immediately prior to each withdrawal.

(b)	the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the Annuitant prior to the Annuity Date and is determined as follows:

First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday (each of these Contract anniversaries is a “Milestone Date”).

We then adjust the Death Benefit Amount for each milestone date by:

•	adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

•	subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount before the withdrawal by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase the SDBR. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Optional Premier Death Benefit Rider (PDBR)

The Premier Death Benefit Rider (PDBR) is not available for Contracts issued on or after May 1, 2003. All references to the PDBR in this section, the Prospectus, and the Statement of Additional Information do not apply to such Contracts.

If you purchased the Premier Death Benefit Rider (PDBR) at the time your application was completed, upon the death of the sole surviving Annuitant, or the first Owner who is also an Annuitant, prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a)	the Death Benefit Amount as of the Notice Date.

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments less an adjusted amount for each withdrawal increased at an effective annual rate of 6% to that day, subject to a maximum of two times the difference between the aggregate Purchase Payments and withdrawals.

The 6% annual rate of growth will take into account the timing of when each Purchase Payment and withdrawal occurred by applying a daily factor of 1.00015965 to each day’s balance. See APPENDIX A: STATE LAW VARIATIONS. The 6% effective annual rate of growth will stop accruing as of the earlier of:

•	the Contract anniversary following the date the Annuitant reaches his or her 80th birthday, or

•	the date of death of the sole Annuitant, or

•	the Annuity Date.

To determine the adjusted amount for each withdrawal we:

•	divide the amount of each withdrawal by your Contract Value immediately before that withdrawal, and

•	then multiply the result by your Death Benefit Amount immediately before that withdrawal.

For contracts issued on or after January 1, 2003, the effective annual rate of growth is 5% and a daily factor of 1.00013368 will apply.

(b)	the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, and is determined as follows:

First, we calculate what the Death Benefit Amount would have been as of the quarterly anniversary following the Contract Date and as of each subsequent quarterly anniversary that occurs while the Annuitant is living and up to and including the Contract Anniversary following the Annuitant’s 65th birthday. Quarterly anniversaries are measured from the Contract Date. After the Contract Anniversary following the Annuitant’s 65th birthday, we calculate what the Death Benefit Amount would have been as of each Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday. Each quarterly anniversary and each Contract Anniversary in which a Death Benefit Amount is calculated is referred to as a “Milestone Date”.

We then adjust the Death Benefit Amount for each Milestone Date by:

•	adding the aggregate amount of any Purchase Payments received by us since that Milestone Date, and

•	subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount before the withdrawal by the ratio of the amount of each withdrawal that has occurred since that Milestone Date to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts as of the notice date is your Guaranteed Minimum Death Benefit if the PDBR is purchased. Calculation of any actual Guaranteed Minimum Death Benefit is only made once death benefit proceeds become payable under your Contract.

Spousal Continuation

Generally, a sole designated recipient who is the Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Date, except in the case of a Qualified Contract which is qualified pursuant to section 403 of the Code. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds (“Add-In Amount”). The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. A Joint or Contingent Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Annuitants are living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options. If you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. We reserve the right for any partial withdrawal to be a minimum of $500 and pre-authorized withdrawals to be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we also reserve the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section below. If your partial withdrawal request is for an amount exceeding the amount available for withdrawal as described in the Amount Available for Withdrawal section, we have the right, at our option, to terminate your Contract and send you the amount available for withdrawal. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See GENERAL ACCOUNT— Withdrawals and Transfers and APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any Guaranteed Protection Charge, GIA II or GIA 5 Charge, Income Access Charge, withdrawal transaction fee, and any charge for premium taxes and/or other taxes. The amount we send to you (your “withdrawal proceeds”) will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT— Withdrawals and Transfers, and APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.

You assume investment risk on Purchase Payments in the Subaccounts. As a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. The first withdrawal will occur one period from the effective date of the request in proper form.

Example: On May 1, we receive your pre-authorized withdrawal request for quarterly withdrawals, and your pre-authorized withdrawal program is effective. Your first quarterly withdrawal will be on August 1.

Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a penalty tax of 10% or more if you have not reached age 59 1/2. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT—Withdrawals and Transfers sections in this Prospectus. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit a Withdrawal Request form or a “lost Contract affidavit” if no Withdrawal Request form is completed.

Special Restrictions Under Qualified Plans

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

•	severance from employment,

•	death,

•	disability as defined in Section 72(m)(7) of the Code,

•	reaching age 59 1/2, or

•	hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results. This additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a penalty tax of 10% or more if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See the FEDERAL TAX STATUS section in this Prospectus. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax adviser and/or your plan administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until we receive confirmation in our Annuities administration office that your check has cleared.

If your registered representative is also an investment adviser representative (“investment adviser”) associated with his or her broker-dealer’s affiliated registered investment adviser, you may authorize Pacific Life to process a withdrawal from your Contract to pay the investment advisory fee. To do so, your investment adviser must submit a Registered Investment Advisory Fee Withdrawal Request form signed by you and by the Joint Owner, if any.

Your investment adviser will be solely responsible for the accuracy of any such fee payment calculation as well as the frequency or reasonableness of each such fee withdrawal request. Pacific Life has no duty to inquire into the amount of the Contract Value withdrawn.

Tax Consequences of Withdrawals

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See the FEDERAL TAX STATUS section in this Prospectus.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. The amount of your refund may be more or less than the Purchase Payments you’ve made. If you return your Contract, it will be cancelled and treated as void from your Contract Date. In most states, you will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract fees and charges, and any additional amount credited as described in the CHARGES, FEES AND DEDUCTIONS—Waivers and Reduced Charges section in this Prospectus. You would keep the gains or losses on the credited amounts. Thus, an Owner who returns a Contract within the Free Look period also bears the investment risk on any additional amounts credited to the Contract. In some states we are required to refund your Purchase Payments.

For any Contract issued as an IRA returned within 7 days after you receive it, we are required to return all Purchase Payments (less any withdrawals made).

You’ll find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page, or on a notice that accompanies your Contract. See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

OTHER OPTIONAL RIDERS

Guaranteed Protection Advantage 5 (GPA 5) Rider

If you purchase the Guaranteed Protection Advantage 5 (GPA 5) Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to the allocations used in your most recent asset allocation program.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Contract Value at the start of the Term,

(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and or/other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the GPA 5 before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue until the end of the Term.

The Rider will automatically terminate at the end of the Term, or, if earlier on:

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for the Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate the Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of first death of an Owner or the date of death of the last surviving Annuitant,

•	the date the Contract is terminated according to the provisions of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

Optional Step-Up in the Guaranteed Protection Amount

After the 5th anniversary of the Effective Date of the Rider, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

•	your election of a Step-Up must be received, in a form satisfactory to us, at our Service Center within 30 days after the Contract Anniversary on which the Step-Up is effective,

•	the Guaranteed Protection Amount will be equal to your Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

•	a new 10-year Term will begin as of the Step-Up Date, and

•	you may not elect another Step-Up until on or after the 5th anniversary of the latest Step-Up Date.

The Guaranteed Protection Charge may change if you elect a Step-Up, but it will never be more than the Guaranteed Protection Charge being charged under the then current terms and conditions of the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the lifetime of the Rider, your Guaranteed Protection Charge will remain the same as it was on the Effective Date of the Rider.

Guaranteed Protection Advantage (GPA) Rider

If you purchase the Guaranteed Protection Advantage Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to the allocations used in your most recent asset allocation program.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Contract Value at the start of the Term,

(b)	is a percentage of each additional Purchase Payment, as determined from the table below, paid to the Contract during the Term,

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, to the Contract Value immediately prior to the withdrawal.

Number of Years Since	Percentage of Purchase Payment
Beginning of Term	Added to Guaranteed Protection Amount

1 through 4	100%
5	90%
6	85%
7	80%
8 through 10	75%

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Guaranteed Protection Advantage Rider before the payment of any annuity or death benefits, or full withdrawal.

No additional amount will be made if the Contract Value on the last day of the term is greater than or equal to the Guaranteed Protection Amount.

On or before the end of the Term, you can elect to repurchase the Rider subject to its availability and the then current terms and conditions of the Rider provided:

•	all Annuitant(s) are 80 years or younger at the start of the new Term, and

•	the new Term does not extend beyond your selected Annuity Date.

If you purchase the GPA Rider, there may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

The Guaranteed Protection Advantage Rider will remain in effect until the earlier of:

•	the end of the Term,

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate this Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of first death of an Owner or the date of death of the last surviving Annuitant,

•	the date the Contract is terminated in accordance with the provisions of the Contract,

•	the Annuity Date.

If you elect to not repurchase the Rider, it will automatically terminate the day immediately following the end of the Term.

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue until the end of the Term. Subject to the terms of the Rider, the surviving spouse may repurchase the Rider for another Term at the then current terms and conditions of the Rider, provided the surviving spouse is age 80 or younger at the start of the new Term and the new Term does not extend beyond the selected Annuity Date. If the surviving spouse elects to not repurchase the Rider, it will automatically terminate the day immediately following the end of the Term.

Guaranteed Income Advantage II (GIA II) Rider

If you purchase the optional GIA II Rider (subject to state availability), you may choose any of the Annuity Options described, or you may choose the Guaranteed Income Advantage II (GIA II) Annuity Option provided this Rider has been in effect for at least ten (10) years from the Effective Date or from the most recent Step-Up Date, and the GIA II Rider is still in effect. You must choose fixed annuity payments under this Guaranteed Income

Advantage II Annuity Option. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the GIA II Annuity Option will be based on the Net Guaranteed Income Base, which is described below.

Net Guaranteed Income Base—The amount applied on the Annuity Date as a single premium to provide annuity payments under the GIA II Annuity Option. The Net Guaranteed Income Base is equal to:

•	the Guaranteed Income Base as of the Annuity Date, less

•	any applicable withdrawal charge resulting from the conversion to the GIA II Annuity Option, less

•	any Contract Debt, and less

•	any charge for premium taxes and/or other taxes.

Guaranteed Income Base—If you purchase the GIA II Rider on the Contract Date, the Guaranteed Income Base is initially set on the Effective Date of the Rider. If the Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that Contract Anniversary. The Guaranteed Income Base on any Business Day after the Effective Date is the Guaranteed Income Base on the prior Business Day, increased by any additions on that day as a result of any:

•	Purchase Payments received by us, plus

•	increases at an annual growth rate of 5%, plus

•	additional amounts as a result of a Step-Up in the Guaranteed Income Base,

and decreased by any deductions on that day as a result of any:

•	adjustments for withdrawals.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge, to the Contract Value immediately prior to the withdrawal.

Any portion of the Net Contract Value converted to provide payments under an Annuity Option, as described in the Contract, will be considered a “withdrawal” for purposes of determining any adjustment to the Guaranteed Income Base.

The 5% annual growth rate will take into account the timing of when each Purchase Payment and withdrawal occurred. This is accomplished by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance.

The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary following the day the youngest Annuitant reaches his or her 80th birthday, or

•	the day the GIA II Rider terminates.

If you elect the GIA II Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the GIA II Option by any remaining withdrawal charges. The Rider contains annuity tables for each GIA II Annuity Option available.

The GIA II Rider will remain in effect until the earlier of:

•	the Contract Anniversary immediately following the day we receive notification from you to terminate the GIA II Rider,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

Election of Step-Up—On any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase the Guaranteed Income Base to an amount equal to 100% of the Contract Value as of the Step-Up Date.

The GIA II Charge may change if you elect a Step-Up in the Guaranteed Income Base. However, the GIA II Charge will never exceed the GIA II Charge then being offered for this same benefit under newly issued riders. If the Guaranteed Income Base is never stepped-up, the GIA II Charge established on the Effective Date of this Rider is guaranteed not to change.

Your Step-Up election must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the Step-Up is effective.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the fifth (5th) anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

The annuity payments that may be elected under the Guaranteed Income Advantage II Option are:

•	Life Only,

•	15 years or more Period Certain,

•	Joint and Survivor Life, or

•	Life with 10 years or more Period Certain.

If you elect the GIA II Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the GIA II Annuity Option by any remaining withdrawal charges. The rider contains annuity tables for each GIA II Annuity Option available.

Guaranteed Income Advantage 5 (GIA 5) Rider

If you purchase the optional GIA 5 Rider (subject to state availability), you may choose any of the Annuity Options described, or you may choose the Guaranteed Income Advantage 5 (GIA 5) Annuity Option provided this Rider has been in effect for at least ten (10) years from its Effective Date or from the most recent Step-Up Date and the GIA 5 Rider is still in effect. You must choose fixed annuity payments under this GIA 5 Annuity Option. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the GIA 5 Annuity Option will be based on the Net Guaranteed Income Base, which is described below.

Net Guaranteed Income Base—The amount applied on the Annuity Date as a single premium to provide annuity payments under the GIA 5 Annuity Option. The Net Guaranteed Income Base is equal to:

•	the Guaranteed Income Base as of the Annuity Date, less

•	any applicable withdrawal charge resulting from the conversion to the GIA 5 Annuity Option, less

•	any Contract Debt, and less

•	any charge for premium taxes and/or other taxes.

Guaranteed Income Base—If you purchase the GIA 5 Rider on the Contract Date, the Guaranteed Income Base is initially set on the Effective Date of the Rider. If the Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the Initial Purchase Payment. If the Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that Contract Anniversary. The Guaranteed Income Base on any Business Day after the Effective Date is the Guaranteed Income Base on the prior Business Day, increased by any additions on that day as a result of any:

•	Purchase Payments received by us, plus

•	increases at an annual growth rate of 5%, plus

•	additional amounts as a result of a Step-Up in the Guaranteed Income Base,

and decreased by any deductions on that day as a result of any:

•	adjustments for withdrawals.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge to the Contract Value immediately prior to the withdrawal.

Any portion of the Net Contract Value converted to provide payments under an Annuity Option, as described in the Contract, will be considered a “withdrawal” for purposes of determining any adjustment to the Guaranteed Income Base.

The 5% annual growth rate will take into account the timing of when each Purchase Payment and withdrawal occurred. This is accomplished by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance.

The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary following the day the youngest Annuitant reaches his or her 80th birthday, or

•	the day the GIA 5 Rider terminates.

The GIA 5 Rider will remain in effect until the earlier of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for the GIA 5 Rider,

•	the Contract Anniversary immediately following the day we receive notification from you to terminate the GIA 5 Rider,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

Election of Step-Up—On any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase the Guaranteed Income Base to an amount equal to 100% of the Contract Value as of the Step-Up Date.

The GIA 5 Charge may change if you elect a Step-Up in the Guaranteed Income Base. However, the GIA 5 Charge will never exceed the GIA 5 Charge then being offered for this same benefit under newly issued riders. If the Guaranteed Income Base is never stepped-up, the GIA 5 Charge established on the Effective Date of this Rider is guaranteed not to change.

Your Step-Up election must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the Step-Up is effective.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the fifth (5th) anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

The annuity payments that may be elected under the GIA 5 Annuity Option are:

•	Life Only,

•	Life with Period Certain,

•	Joint and Survivor Life, or

•	Period Certain Only.

If you elect the GIA 5 Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the GIA 5 Annuity Option by any remaining withdrawal charges. The Rider contains annuity tables for each GIA 5 Annuity Option available.

Income Access Rider

If you purchase the Income Access Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. The Rider allows for withdrawals from the Contract of up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance is reduced to zero.

The Income Access Rider also provides that if, on any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of the Income Access Rider, the Contract Value is greater than the Remaining Protected Balance, you may elect to Step-Up (increase) the Remaining Protected Balance to an amount equal to 100% of the Contract Value.

For purposes of the Income Access Rider, the term “withdrawal” includes any applicable withdrawal charges and charges for premium taxes and/or other taxes, if applicable. Amounts withdrawn under the Income Access Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract.

The initial Protected Payment Base and initial Remaining Protected Balance are equal to:

•	your Initial Purchase Payment, if the Effective Date of the Rider is on a Contract Date, or

•	the Contract Value, if the Effective Date of the Rider is on a Contract Anniversary.

The initial Protected Payment Amount is equal to 7% of the initial Protected Payment Base.

Once these initial amounts are established, the Protected Payment Base and Protected Payment Amount will remain unchanged, provided no additional Purchase Payments are received after the Effective Date of the Rider, the total amount withdrawn each Contract Year does not exceed the Protected Payment Amount and the Remaining Protected Balance is greater than 7% of the Protected Payment Base at each Contract Anniversary.

Example #1—Initial Values on the Effective Date based on an initial Purchase Payment of $100,000

Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

If we receive any additional Purchase Payments to the Contract, we will immediately increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payment. However, the Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined. If your Rider was issued before March 1, 2004, the Protected Payment Base and Remaining Protected Balance will be increased, as of the date of the most recent adjustment, on the next Contract anniversary.

For purposes of the Income Access Rider, we reserve the right to restrict additional Purchase Payments.

Example #2—Additional Purchase Payment received after the Effective Date of the Rider but within the same Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

Activity	$20,000		$122,000	$120,000		$120,000

Beginning of Year 2				$120,000	$8,400	$120,000

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during a Contract Year as a result of additional amounts credited, charges, fees and other deductions and increases and/or decreases in the investment performance of the Variable Account.

While the Rider is in effect, you may make cumulative withdrawals up to the Protected Payment Amount each Contract Year without any adjustment to the Protected Payment Base, regardless of market performance, until the Remaining Protected Balance equals zero. Withdrawals may be taken in a lump sum, in multiple withdrawals or in a series of pre-authorized withdrawals within the Contract Year.

Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Example #3—Cumulative withdrawals during the second Contract Year not exceeding the Protected Payment Amount established for that Contract Year.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

Activity	$20,000		$122,000	$120,000		$120,000

Beginning of Year 2				$120,000	$8,400	$120,000

Activity		$8,400	$110,600			$111,600

Beginning of Year 3				$120,000	$8,400	$111,600

Under the terms and conditions of your Contract, you may withdraw more than the Protected Payment Amount each Contract Year. However, withdrawals of more than the Protected Payment Amount in a Contract Year will cause an immediate adjustment to the Remaining Protected Balance, the Protected Payment Base, and, at the next Contract Anniversary, the Protected Payment Amount.

If a withdrawal does not cause the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

If a withdrawal causes the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, we will reset the Protected Payment Base and Remaining Protected Balance immediately following the withdrawal to the lesser of:

•	the Contract Value immediately after the withdrawal, or

•	the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount.

The Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

Example #4—Cumulative withdrawals during the third Contract Year exceeding the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

Activity	$20,000		$122,000	$120,000		$120,000

Beginning of Year 2				$120,000	$8,400	$120,000

Activity		$8,400	$110,600			$111,600

Beginning of Year 3				$120,000	$8,400	$111,600

Activity (Withdrawal)		$8,400	$103,600			$103,200

Activity (Withdrawal)		$5,000	$94,000	$94,000		$94,000

Beginning of Year 4				$94,000	$6,580	$94,000

Because the $5,000 withdrawal causes the cumulative withdrawals to exceed the Protected Payment Amount, the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reset to the lesser of (a) the Contract Value immediately after the withdrawal ($94,000); or, (b) the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount ($103,200 - $5,000 = $98,200).

A withdrawal may not exceed the amount available for withdrawal under the Contract, if such withdrawal would cause the cumulative withdrawals for that Contract Year to exceed the Protected Payment Amount and reduce the Contract Value to zero.

If, immediately after a withdrawal, the cumulative withdrawals for that Contract Year do not exceed the Protected Payment Amount and the Contract Value is reduced to zero, the following will apply:

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually, until the Remaining Protected Balance is reduced to zero,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the designated Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death.

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

You cannot request a termination of the Rider, but the Rider will automatically end on the earliest of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the day the Remaining Protected Balance is reduced to zero,

•	the day of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	the day the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

The Rider will also automatically end on the date of a full withdrawal of the amount available for withdrawal is made under the Contract.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provision of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

Optional Step-Up in the Remaining Protected Balance

On any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of the Rider and before the Annuity Date, you may elect to Step-Up the Remaining Protected Balance to an amount equal to 100% of the Contract Value as of the Step-Up Date.

The Income Access Charge may change if you elect a Step-Up, but will never exceed the Income Access Charge then being charged for this same benefit under newly issued riders. If you do not elect the optional Step-Up, the Income Access Charge on the Effective Date of the Rider will remain unchanged.

Your request for a Step-Up must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the Step-Up is effective.

On each Step-Up Date, we will:

•	reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value on the Step-Up Date,

•	reset the Protected Payment Base to an amount equal to the reset Remaining Protected Balance, and

•	reset the Protected Payment Amount to equal 7% of the reset Protected Payment Base.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the fifth (5th) anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

Your election to Step-Up the Remaining Protected Balance may result in a reduction in the Protected Payment Base and Protected Payment Amount.

Example #5—A Step-Up in the Remaining Protected Balance at the Beginning of Contract Year 7 (Step-Up Date). This example further assumes that cumulative withdrawals for Contract Years 4, 5 and 6 do not exceed the Protected Payment Amount and no additional Purchase Payments are made during these Contract Years.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 4				$94,000	$6,580	$94,000

Activity (Withdrawal)		$6,580				$87,420

Beginning of Year 5				$94,000	$6,580	$87,420

Activity (Withdrawal)		$6,580				$80,840

Beginning of Year 6				$94,000	$6,580	$80,840

Activity (Withdrawal)		$6,580				$74,260

Beginning of Year 7 (Balances immediately before the Step-Up)			$85,000	$94,000	$6,580	$74,260

Activity (Step-Up effected)

Beginning of Year 7 (Balances immediately before the Step-Up)			$85,000	$85,000	$5,950	$85,000

Because the Contract Value ($85,000) on the Step-Up Date is greater than the Remaining Protected Balance ($74,260) (see balances immediately before the Step-Up), the Step-Up election: (a) resets the Remaining Protected Balance to equal the Contract Value; (b) resets the Protected Payment Base to equal the reset Remaining Protected Balance, resulting in a reduction in the Protected Payment Base; and (c) resets the Protected Payment Amount to equal 7% of the reset Protected Payment Base ($85,000 × 7% = $5,950), resulting in a reduction in the Protected Payment Amount (see balances immediately after the Step-Up).

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company that is based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, mutual funds, group employee benefits, broker-dealer operations and investment and advisory services. At the end of 2003, we had $152.7 billion of individual life insurance in force and total admitted assets of $59.7 billion.

We are authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Our principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. (PSD), serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, under which such broker-dealers act as agents of ours and PSD in the sale of the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the 1940 Act, as a type of investment company called a “unit investment trust.”

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

This information in the table for the three year period ended December 31, 2003 is included in the financial statements of Separate Account A which have been audited by Deloitte & Touche LLP, independent auditors. You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2003.

	With Standard Death Benefit			With Stepped-Up Death Benefit Rider

			Number of			Number of
	AUV at		Subaccount Units	AUV at		Subaccount Units
	Beginning	AUV at End	Outstanding at	Beginning	AUV at End	Outstanding at
	of Year	of Year	End of Year	of Year	of Year	End of Year

Blue Chip[1]
2003	6.66	$8.31	68,963	$6.64	$8.27	3,810
2002	9.02	6.66	30,134	$9.01	$6.64	3,375
2001	$10.00	9.02	722	$10.00	$9.01	1,847

Aggressive Growth [1]
2003	$6.73	$8.50	20,288	$6.71	$8.45	1,999
2002	$8.70	6.73	11,165	$8.70	$6.71	0
2001	$10.00	8.70	168	$10.00	$8.70	0

Diversified Research[2]
2003	$7.37	$9.74	31,661	$7.35	$9.69	192
2002	$9.77	7.37	21,502	$9.76	$7.35	0
2001	$10.00	9.77	2,206	$10.00	$9.76	0

Short Duration Bond[3]
2003	$10.00	$10.07	41,290	$10.00	$10.06	2,334
2002	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A

I-Net Tollkeeper SM4
2003	$4.71	$6.72	347	$4.70	$6.69	0
2002	$7.71	4.71	0	$7.70	$4.70	0
2001	$10.00	7.71	0	$10.00	$7.70	0

Financial Services [5]
2003	$7.95	$10.22	8,886	$7.93	$10.17	169
2002	$9.35	7.95	1,720	$9.34	$7.93	111
2001	$10.00	9.35	0	$10.00	$9.34	0

Health Sciences[6]
2003	$7.58	$9.65	18,817	$7.56	$9.60	380
2002	$9.92	7.58	4,861	$9.91	$7.56	0
2001	$10.00	9.92	496	$10.00	$9.91	0

Technology[7]
2003	$4.42	$6.27	5,634	$4.40	$6.24	0
2002	$8.27	4.42	0	$8.26	$4.40	0
2001	$10.00	8.27	0	$10.00	$8.26	0

Focused 30[7]
2003	$7.41	$10.50	1,752	$7.39	$10.45	0
2002	$10.54	7.41	678	$10.53	$7.39	0
2001	$10.00	10.54	0	$10.00	$10.53	0

Growth LT1
2003	$5.98	$7.99	44,138	$5.97	$7.95	6,199
2002	$8.46	5.98	20,476	$8.45	$5.97	2,761
2001	$10.00	8.46	1,361	$10.00	$8.45	1,506

Mid-Cap Value[1]
2003	$8.75	$11.25	119,169	$8.72	$11.19	2,666
2002	$10.27	8.75	59,258	$10.26	$8.72	1,635
2001	$10.00	10.27	718	$10.00	$10.26	1,144

International Value[1]
2003	$7.80	$9.92	92,717	$7.78	$9.87	3,817
2002	$9.10	7.80	37,729	$9.09	$7.78	2,539
2001	$10.00	9.10	1,023	$10.00	$9.09	1,336

Capital Opportunities[1]
2003	$6.41	$8.12	15,150	$6.39	$8.08	885
2002	$8.79	6.41	5,445	$8.78	$6.39	744
2001	$10.00	8.79	1,401	$10.00	$8.78	247

[Additional columns below]

[Continued from above table, first column(s) repeated]

	With Premier Death Benefit Rider

			Number of
	AUV at		Subaccount Units
	Beginning	AUV at End	Outstanding at
	of Year	of Year	End of Year

Blue Chip[1]
2003	$6.62	$8.24	3,593
2002	$9.01	$6.62	3,211
2001	$10.00	$9.01	0

Aggressive Growth [1]
2003	$6.70	$8.42	0
2002	$8.69	$6.70	0
2001	$10.00	$8.69	1,100

Diversified Research[2]
2003	$7.34	$9.66	7,157
2002	$9.75	$7.34	4,118
2001	$10.00	$9.75	0

Short Duration Bond[3]
2003	$10.00	$10.05	1,437
2002	N/A	N/A	N/A
2001	N/A	N/A	N/A

I-Net Tollkeeper SM4
2003	$4.69	$6.67	0
2002	$7.70	$4.69	0
2001	$10.00	$7.70	0

Financial Services [5]
2003	$7.91	$10.13	285
2002	$9.33	$7.91	0
2001	$10.00	$9.33	0

Health Sciences[6]
2003	$7.54	$9.57	0
2002	$9.91	$7.54	0
2001	$10.00	$9.91	0

Technology[7]
2003	$4.39	$6.22	0
2002	$8.25	$4.39	0
2001	$10.00	$8.25	0

Focused 30[7]
2003	$7.37	$10.41	0
2002	$10.53	$7.37	0
2001	$10.00	$10.53	0

Growth LT1
2003	$5.95	$7.92	1,128
2002	$8.45	$5.95	1,391
2001	$10.00	$8.45	0

Mid-Cap Value[1]
2003	$8.70	$11.15	2,590
2002	$10.25	$8.70	2,435
2001	$10.00	$10.25	998

International Value[1]
2003	$7.76	$9.84	4,281
2002	$9.08	$7.76	3,694
2001	$10.00	$9.08	0

Capital Opportunities[1]
2003	$6.38	$8.05	407
2002	$8.78	$6.38	252
2001	$10.00	$8.78	0

	With Standard Death Benefit			With Stepped-Up Death Benefit Rider

			Number of			Number of
	AUV at		Subaccount Units	AUV at		Subaccount Units
	Beginning	AUV at End	Outstanding at	Beginning	AUV at End	Outstanding at
	of Year	of Year	End of Year	of Year	of Year	End of Year

International Large-Cap[1]
2003	$7.64	$9.93	78,304	$7.62	$9.88	5,513
2002	$9.31	7.64	44,547	$9.30	$7.62	4,806
2001	$10.00	9.31	9,481	$10.00	$9.30	2,411

Equity Index[8]
2003	$7.21	$9.21	93,860	$7.19	$9.16	1,511
2002	$9.32	7.21	28,722	$9.31	$7.19	1,943
2001	$10.00	9.32	27,684	$10.00	$9.31	1,384

Small-Cap Index[6]
2003	$7.74	$11.29	46,892	$7.71	$11.24	4,400
2002	$9.86	7.74	35,200	$9.85	$7.71	398
2001	$10.00	9.86	973	$10.00	$9.85	0

Multi-Strategy[9]
2003	$8.54	$10.48	26,587	$8.51	$10.43	6,364
2002	$9.86	8.54	7,144	$9.85	$8.51	140
2001	$10.00	9.86	0	$10.00	$9.85	0

Main Street® Core[6]
2003	$6.68	$8.45	35,844	$6.66	$8.41	1,520
2002	$9.37	6.68	13,809	$9.36	$6.66	463
2001	$10.00	9.37	545	$10.00	$9.36	1,057

Emerging Markets[1]
2003	$9.29	$15.59	13,869	$9.26	$15.51	429
2002	$9.62	9.29	3,049	$9.61	$9.26	229
2001	$10.00	9.62	87	$10.00	$9.61	97

Inflation Managed [8]
2003	$11.63	$12.54	135,958	$11.59	$12.48	3,020
2002	$10.11	11.63	34,040	$10.10	$11.59	1,144
2001	$10.00	10.11	5,439	$10.00	$10.10	841

Managed Bond[8]
2003	$11.52	$12.19	182,349	$11.49	$12.13	12,799
2002	$10.43	11.52	61,331	$10.42	$11.49	4,470
2001	$10.00	10.43	10,790	$10.00	$10.42	4,173

Small-Cap Value[3]
2003	$10.00	$12.66	10,078	$10.00	$12.64	734
2002	N/A	N/A	N/A	N/A	N/A	N/A
2001	N/A	N/A	N/A	N/A	N/A	N/A

Money Market[8]
2003	$10.22	$10.26	1,247,684	$10.19	$10.21	1,334
2002	$10.12	10.22	2,195,431	$10.11	$10.19	4,001
2001	$10.00	10.12	180,016	$10.00	$10.11	1,022

High Yield Bond[8]
2003	$9.54	$11.43	80,332	$9.51	$11.37	1,587
2002	$9.87	9.54	47,463	$9.86	$9.51	1,207
2001	$10.00	9.87	795	$10.00	$9.86	680

Equity Income[10]
2003	$8.61	$10.83	17,162	$8.59	$10.78	250
2002	$10.00	8.61	15,705	$10.00	$8.59	0
2001	N/A	N/A	N/A	N/A	N/A	N/A

Equity[8]
2003	$6.65	$8.23	0	$6.63	$8.19	0
2002	$9.08	6.65	0	$9.07	$6.63	0
2001	$10.00	9.08	0	$10.00	$9.07	341

Aggressive Equity [7]
2003	$6.78	$8.99	8,652	$6.76	$8.95	93
2002	$9.09	6.78	8,153	$9.08	$6.76	140
2001	$10.00	9.09	0	$10.00	$9.08	0

Large-Cap Value[1]
2003	$7.37	$9.64	89,918	$7.35	$9.59	7,138
2002	$9.61	7.37	25,369	$9.60	$7.35	5,224
2001	$10.00	9.61	4,108	$10.00	$9.60	2,871

[Additional columns below]

[Continued from above table, first column(s) repeated]

	With Premier Death Benefit Rider

			Number of
	AUV at		Subaccount Units
	Beginning	AUV at End	Outstanding at
	of Year	of Year	End of Year

International Large-Cap[1]
2003	$7.60	$9.84	4,555
2002	$9.29	$7.60	1,474
2001	$10.00	$9.29	0

Equity Index[8]
2003	$7.17	$9.13	0
2002	$9.30	$7.17	922
2001	$10.00	$9.30	0

Small-Cap Index[6]
2003	$7.70	$11.19	3,887
2002	$9.84	$7.70	3,905
2001	$10.00	$9.84	1,032

Multi-Strategy[9]
2003	$8.49	$10.39	1,774
2002	$9.84	$8.49	1,774
2001	$10.00	$9.84	0

Main Street® Core[6]
2003	$6.65	$8.38	2,443
2002	$9.36	$6.65	1,418
2001	$10.00	$9.36	0

Emerging Markets[1]
2003	$9.24	$15.45	1,348
2002	$9.60	$9.24	1,057
2001	$10.00	$9.60	0

Inflation Managed [8]
2003	$11.57	$12.43	3,950
2002	$10.10	$11.57	2,074
2001	$10.00	$10.10	0

Managed Bond[8]
2003	$11.46	$12.08	4,539
2002	$10.41	$11.46	2,942
2001	$10.00	$10.41	0

Small-Cap Value[3]
2003	$10.00	$12.63	604
2002	N/A	N/A	N/A
2001	N/A	N/A	N/A

Money Market[8]
2003	$10.17	$10.17	0
2002	$10.10	$10.17	590
2001	$10.00	$10.10	0

High Yield Bond[8]
2003	$9.49	$11.33	320
2002	$9.86	$9.49	318
2001	$10.00	$9.86	0

Equity Income[10]
2003	$8.58	$10.75	1,130
2002	$10.00	$8.58	1,130
2001	N/A	N/A	N/A

Equity[8]
2003	$6.61	$8.16	0
2002	$9.07	$6.61	0
2001	$10.00	$9.07	0

Aggressive Equity [7]
2003	$6.75	$8.91	1,573
2002	$9.07	$6.75	1,565
2001	$10.00	$9.07	0

Large-Cap Value[1]
2003	$7.33	$9.55	4,044
2002	$9.59	$7.33	3,654
2001	$10.00	$9.59	0

	With Standard Death Benefit			With Stepped-Up Death Benefit Rider

			Number of			Number of
	AUV at		Subaccount Units	AUV at		Subaccount Units
	Beginning	AUV at End	Outstanding at	Beginning	AUV at End	Outstanding at
	of Year	of Year	End of Year	of Year	of Year	End of Year

Comstock[12]
2003	$7.14	$9.34	19,573	$7.12	$9.29	920
2002	$9.21	7.14	3,741	$9.20	$7.12	206
2001	$10.00	9.21	0	$10.00	$9.20	0

Real Estate[1]
2003	$10.04	$13.75	30,856	$10.01	$13.68	1,198
2002	$10.11	10.04	21,445	$10.10	$10.01	306
2001	$10.00	10.11	7,606	$10.00	$10.10	153

Mid-Cap Growth[7]
2003	$4.48	$5.81	65,335	$4.46	$5.78	9,043
2002	$8.49	4.48	31,698	$8.48	$4.46	689
2001	$10.00	8.49	0	$10.00	$8.48	0

[Additional columns below]

[Continued from above table, first column(s) repeated]

	With Premier Death Benefit Rider

			Number of
	AUV at		Subaccount Units
	Beginning	AUV at End	Outstanding at
	of Year	of Year	End of Year

Comstock[12]
2003	$7.10	$9.26	687
2002	$9.19	$7.10	0
2001	$10.00	$9.19	0

Real Estate[1]
2003	$9.99	$13.63	2,233
2002	$10.09	$9.99	2,112
2001	$10.00	$10.09	0

Mid-Cap Growth[7]
2003	$4.45	$5.76	0
2002	$8.47	$4.45	0
2001	$10.00	$8.47	0

[1]	This Subaccount began operations on July 02, 2001.
[2]	This Subaccount began operations on December 24, 2001.
[3]	This Subaccount began operations on May 1, 2003.
[4]	This subaccount began operations on May 20, 2003.
[5]	This Subaccount began operations on October 21, 2002.
[6]	This Subaccount began operations on November 28, 2001.
[7]	This Subaccount began operations on September 17, 2001.
[8]	This Subaccount began operations on September 07, 2001.
[9]	This Subaccount began operations on April 9, 2002.

[10]	This Subaccount began operations on March 1, 2002.
[11]	This Subaccount began operations on December 13, 2001.
[12]	This Subaccount began operations on June 19, 2002.

FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as agent for a natural person. If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, generally no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Fund’s SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Taxes Payable by Contract Owners: General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Multiple Contracts

All Non-Qualified Contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one Contract for purposes of determining the amount includible in gross income under Internal Revenue Code (Code) Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of Contracts or otherwise.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, including registered investment advisory fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Investments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Investments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal or other distribution may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is:

•	made on or after the date you reach age 59 1/2,

•	made by a Beneficiary after your death,

•	attributable to you becoming disabled,

•	in the form of level annuity payments under a lifetime annuity, or

•	any distribution to the extent it is required under the required minimum distribution rules of section 401(a)(9) of the Code.

Additional exceptions may apply to certain Qualified Contracts (see the Taxes Payable on Annuity Payments section).

Taxes Payable on Optional Riders

It is our understanding that the charges relating to any optional death benefit rider are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional death benefit rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

IRS regulations state that Individual Retirement Accounts (IRAs) may not invest in life insurance contracts. However, a Contract that is used as an IRA may provide for a death benefit that equals the greater of the Purchase Payments made and the Contract Value.

Section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by the optional death benefit riders are not incidental.

To the extent that the optional death benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

The Contract offers various optional death benefits riders that, when combined with the Contract, may exceed the death benefit allowable under IRS Regulations. Although, we believe that these regulations do not prohibit the optional death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA, the law is unclear. It is possible that the IRS may disqualify the Contract if it is issued with an optional death benefit rider, which may result in certain deemed distributions, increases in taxes, or, possibly, tax penalties. You should consult with a qualified tax adviser before deciding to purchase any optional death benefit rider in connection with any IRA Contract.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Investments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income.

However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a penalty tax.

Should the death of a Contract Owner cause annuity payments to cease before Investments have been fully recovered, a deduction may be allowed on the final tax return for the unrecovered Investments. However, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Investments as payments are made. A lump sum payment taken in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Purchase Payments would be subject to income tax. Such a lump sum payment may also be subject to a penalty tax.

If a Contract Owner dies before annuity payments begin, certain minimum distribution requirements apply. If a Contract Owner dies after the Annuity Date, the remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution in effect on the date of death.

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

Any amount payable upon the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a non-spouse Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Qualified Contracts

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. It’s important to know that qualified plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral. The other benefits of using a variable annuity to fund a qualified plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among investment options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

For Qualified Contracts, withdrawals to pay registered investment advisory fees will not be treated as distributions for tax purposes, and therefore will not be reported on a Form 1099-R.

The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/ distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with a qualified tax adviser and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code 408, there are Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401, 403(b), or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans:

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year (these contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include:

•	distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Joint Annuitant,

•	certain higher education expenses,

•	used to pay for certain health insurance premiums or medical expenses, and

•	costs related to the purchase of your first home.

Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your traditional IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA. Similar limitations and tax penalties apply to tax sheltered annuities, government plans under section 457(b), 401(k) plans, and pension and profit-sharing plans.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plans”) is a type of Qualified Plan. Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like other Qualified Plans, a 10% penalty tax is imposed on certain distributions that occur before you attain age 59 1/2. In addition, the penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by the individual’s employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be transferred over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, 403(b) annuity contract, contracts pursuant to section 457(b) of the Code, or other Qualified Plan after a required two year waiting period.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/ Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser.

Tax Sheltered Annuities (“TSAs”)

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees; Investments made on Contracts purchased for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59 1/2, severance from employment, death, disability, or financial hardship. Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

Section 457(b) Non-Qualified Deferred Compensation Plans

Government Entity

Employees of a governmental entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to a qualifying triggering event, section 457(b) governmental plans may be transferred or rolled into another Qualified Plan. The Qualified Plan must allow the transfer or rollover. If a rollover to an IRA is completed the assets become subject to the 10% penalty in distributions prior to age 59 1/2. Assets from other plans may be rolled into a governmental 457(b) plan if the plan allows and the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election.

Not-For-Profit

Employees of a not-for-profit entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Qualified Contract maintained under section 457(b) of the Code by an employee of a not-for-profit entity are subject to limitations, and may not be rolled over to another Qualified Plan at any time.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

Catch-Up Provision

Generally, Qualified Plan and IRA Participants over the age of 50 may contribute additional amounts as catch-up contributions if the terms of the Plan so permit.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts; otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security. If yours is a Qualified Contract that is:

•	not subject to Title 1 of ERISA,

•	issued under Section 403(b) of the Code, and

•	permits loans under its terms (a “Loan Eligible Plan”).

You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. This loan rate may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your current allocation instructions.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

Generally interest paid on your loan under a 403(b) tax-sheltered annuity will be considered non-deductible “personal interest” under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

Loan Procedures

Your loan request must be submitted on our Non-ERISA TSA Application and Loan Agreement Form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan. There is a loan administration fee of $500, unless state law requires otherwise. As of the date of this Prospectus, we currently waive this fee.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the “Loan Account.” To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your current allocation instructions.

A transfer from the Loan Account back into the Investment Options following a loan repayment is considered a transfer under the transfer limitations as stated in the HOW YOUR INVESTMENTS ARE ALLOCATED — Transfers section in this Prospectus.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

•	50% of your Contract Value, or

•	$50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determinations (including loan amounts permitted) or any interpretations with respect to your Loan Eligible Plan.

If you purchase the GPA, GPA5, or the Income Access Riders (including any and all previous, current, and future versions), there may be adverse consequences to taking a loan while these Riders are in effect. If you have an existing loan on your Contract, you should carefully consider whether these Riders are appropriate for you.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be five years from the effective date of the loan. However, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. The triggering events are:

•	attainment of age 59 1/2,

•	severance from employment,

•	death,

•	disability, and

•	financial hardship (with respect to contributions only, not income or earnings on those contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Withholding

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

•	the distributee directs the transfer of such amounts in cash to another Qualified Plan or a Traditional IRA, or

•	the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing such a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Investments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Fund shareholders’ meetings. However, our current interpretations of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our Separate Accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

•	your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by

•	the net asset value per share of that Portfolio.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to or from joint Contract ownership is considered a transfer of ownership. If your Contract is Non-Qualified, you may change Contract ownership at any time while the Annuitant is living and prior to your Annuity Date. You may name a different Owner or add or remove a Joint Owner or Contingent Owner. A Contract cannot name more than two Contract Owners (either as Joint or Contingent Owners) at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 91 at the time of change or addition. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under a Contract with Joint Owners require approval from both Owners.

If your Contract is Qualified under Internal Revenue Code Sections 401(a) or 457, the Qualified Plan must be the sole Owner of the Contract and the ownership cannot be changed unless and until a triggering event has been met under the terms of the Qualified Plan. Upon such event, the ownership can only be changed to the Annuitant. If your Contract is Qualified under Internal Revenue Code Sections 408 and 403(b), you must be the sole Owner of the Contract and no changes can be made.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See RETIREMENT BENEFITS AND OTHER PAYOUTS— Selecting Your Annuitant section in this Prospectus.

Beneficiaries

Your Beneficiary is the person(s) who may receive death benefit proceeds under your Contract or any remaining annuity payments after the Annuity Date if the Annuitant dies. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Any change or addition will generally take effect only when we receive all necessary documents in proper form at our Service Center and record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded.

Spousal consent may be required to change the Beneficiary on an IRA. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary’s consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Sections 401 and 457(b) to name the Plan as Beneficiary. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate may receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios of the Fund or in other investment vehicles. Availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

•	cease offering any Subaccount;

•	add or change designated investment companies or their portfolios, or other investment vehicles;

•	add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

•	permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners’ requests;

•	add, remove or combine Variable Accounts;

•	combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

•	register or deregister Separate Account A or any Variable Account under the 1940 Act;

•	operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

•	run any Variable Account under the direction of a committee, board, or other group;

•	restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

•	make any changes required by the 1940 Act or other federal securities laws;

•	make any changes necessary to maintain the status of the Contracts as annuities under the Code;

•	make other changes required under federal or state law relating to annuities;

•	suspend or discontinue sale of the Contracts; and

•	comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company P.O. Box 7187 Pasadena, California 91109-7187

If you are submitting an Investment or other payment by mail, please send it, along with your application if you are submitting one, to the following address or to the address indicated on your Contract specification pages, if different:

Pacific Life Insurance Company P.O. Box 100060 Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to the following address or to the address indicated on your Contract specification pages, if different:

Pacific Life Insurance Company 1111 South Arroyo Parkway, Suite 205 Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we “receive” the notice or instructions. We “receive” this information only when it arrives, in proper form, at the correct mailing address set out above. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

We reserve the right to process any Investment received at an incorrect address when it is received at either the address indicated in your Contract specifications pages or the appropriate address indicated in the Prospectus.

Investments after your initial Investment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time will usually be effective at the end of the same Business Day that we receive them in “proper form,” unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in “proper form” unless the transaction or event is scheduled to occur on another day. “Proper form” means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

After your Free Look period, you are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or to the extent available electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or the Web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange which usually closes at 4:00 p.m. Eastern time on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Delivery Authorization

Subject to availability, you may authorize us to provide prospectuses, statements and other information (“documents”) electronically by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents; however, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. For withdrawals from the Fixed Option; death benefit payments attributable to Fixed Option Value; or fixed periodic annuity payments, payment of proceeds may be delayed for up to six months (thirty days in West Virginia) after the request is effective. Similar delays may apply to loans and transfers from a fixed option. See THE GENERAL ACCOUNT section in this Prospectus for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Investments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under each fixed option, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, DCA Plus program, if applicable, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible to ensure proper accounting to your Contract. We assume transactions are accurate unless you notify us otherwise within 30 days of receiving the transaction confirmation or, if the transaction is first confirmed on the quarterly statement, within 30 days of receiving the quarterly statement. All transactions are deemed final and may not be changed after the applicable 30 day period.

When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.

Distribution Arrangements

PSD, a broker-dealer and our subsidiary, pays various forms of compensation to broker-dealers (including other Pacific Life affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts. Broker-dealers will receive no commissions from PSD based either on Purchase Payments or on Account Value.

However, PSD or an affiliate may pay from their own resources additional significant cash compensation, sometimes called “revenue sharing”, and provide other incentives in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the Contracts.

The compensation described in this section and in the SAI, and other compensation or benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this Contract over other investment options available in the marketplace. You may ask your registered representative about these conflicts of interest, how he/ she is personally compensated and how his/ her broker-dealer is compensated for soliciting applications for the Contract. Please refer to the SAI for additional details on Distribution Arrangements and the conflicts of interest that they may present.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Financial Statements

The statements of assets and liabilities of Separate Account A as of December 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2003. Pacific Life’s consolidated financial statements as of December 31, 2003 and 2002 and for each of the three years in the period then ended December 31, 2003 are contained in the Statement of Additional Information.

THE GENERAL ACCOUNT

The Fixed Option is only available for Contracts issued before July 1, 2003. The DCA Plus Fixed Option is only available for Contracts issued between September 1, 2003 and November 14, 2003 that were issued with the DCA Plus Rider. All references to the Fixed Option and DCA Plus Fixed Option in this Prospectus and in the Statement of Additional Information apply only to these Contracts.

General Information

All amounts allocated to a fixed option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk. You will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in a fixed option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to any fixed option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

DCA Plus Fixed Option

Before your Annuity Date, you can allocate all or some of your Investment(s) to the DCA Plus Fixed Option. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. You may not transfer any amount to the DCA Plus Fixed Option from any other Investment Option. All Investments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The DCA Plus Fixed Option Value on any Business Day is the DCA Plus Fixed Option Value on the prior Business Day, increased by any additions to the DCA Plus Fixed Option on that day as a result of any:

•	interest, plus

•	Purchase Payments received by us then allocated to the DCA Plus Fixed Option, plus

•	any additional amounts allocated to the DCA Plus Fixed Option,

and decreased by any deductions from the DCA Plus Fixed Option on that day as a result of any;

•	transfers, including transfers to the Loan Account,

•	withdrawals, including any applicable withdrawal charges,

•	fees for withdrawals and/or transfers,

•	amounts applied to provide an annuity,

•	annual fees,

•	charges for premium taxes and/or other taxes, and

•	proportionate reductions for annual charges for expenses relating to optional benefit riders attached to the Contract.

Unless you instruct us otherwise, on your Annuity Date any net amount converted from your DCA Plus Fixed Option will be applied to a fixed annuity and will be held in our General Account (but not under the DCA Plus Fixed Option).

Subject to our minimum requirements, the Net Contract Value, less any charges for premium taxes and/or other taxes, when converted, will be converted as follows:

•	the net amount from the DCA Plus Fixed Option Value will be converted to a fixed annuity and held in our General Account, and

•	the net amount from the Variable Account Value will be applied to a variable annuity and applied to the Subaccounts in proportion to the Account Value in each Subaccount on the Annuity Date.

The DCA Plus program cannot be cancelled but will automatically terminate at the end of your DCA Plus Guarantee Term, or upon the earliest of:

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated, or

•	the Annuity Date.

When your DCA Plus program ends you may request, in a form satisfactory to us, to establish a new DCA Plus program subject to our minimum allocation requirements. You can choose a Guarantee Term of up to one year from the duration options then currently offered by us.

You can have only one DCA Plus program in effect at any given time. DCA Plus cannot be used concurrently with our dollar cost averaging program. Further the DCA Plus is not available for use with any of our other systematic transfer programs; i.e, portfolio rebalancing or earnings sweep.

We reserve the right to change the terms and conditions of the DCA Plus program, but not a DCA Plus program you already have in effect.

Guarantee Terms

When you allocate any portion of your Investments or Contract Value to a fixed option, we guarantee you an interest rate (a “Guaranteed Interest Rate”) for a specified period of time (a “Guarantee Term”) of up to one year.

Guaranteed Interest Rates for a fixed option may be changed periodically for new allocations. Your allocation will receive the Guaranteed Interest Rate in effect for that fixed option on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on a fixed option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

DCA Plus Fixed Option

The day that the first Investment allocation is made to the DCA Plus Fixed Option will begin the Guarantee Term. You can choose a Guarantee Term of up to one year. Currently, we offer Guarantee Terms of 6 or 12 months with 6 or 12 monthly transfers, respectively. On the same day of each month thereafter, we will transfer to the Variable Investment Options you select an amount equal to your DCA Plus Fixed Option Value on that day divided by the remaining number of monthly transfers in the Guarantee Term.

Example: On May 1, you submit a $10,000 Investment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00% with a Guarantee Term of 6 months. One June 1, the value of the DCA Plus Fixed Option is $10,041.52. On June 1, a transfer equal to $1,673.59 (10,041.52/6) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is $8,367.93. On July 1, your DCA Plus Fixed Option has now increased to $8,401.56. We will transfer $1,680.31 ($8,401.56/5) to the Variable Investment Options, leaving a remaining value of $6,721.25 in the DCA Plus Fixed Option.

During the Guarantee Term, you can allocate all or a part of any additional Investments to the DCA Plus Fixed Option. Additional allocations must be at least $250. Each additional allocation will be transferred to the Variable Investment Options you select over the remaining Guarantee Term. Transfers will be made from the DCA Plus Fixed Option Value attributed to the oldest Investment allocation and each subsequent investment in the order received.

Example: (using the previous example): On July 15, you allocate an additional $5,000 to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $11,758.30. An amount equal to $2,939.58 ($11,758.30/4) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $8,818.73.

Fixed Option

Each allocation (or rollover) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of that Contract Year or, if earlier, on your Annuity Date. At the end of that Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) at the then current Guaranteed Interest Rate, unless you instruct us otherwise.

Example: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw amounts from a fixed option or transfer amounts from a fixed option to one or more of the other Investment Options, except that you may not transfer amounts to the DCA Plus Fixed Option. In addition, no partial withdrawal or transfer other than monthly transfers under DCA Plus may be made from a fixed option within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Payments or transfers from a fixed option may be delayed, as described under ADDITIONAL INFORMATION—Timing of Payments and Transactions section in this Prospectus. Any amount delayed, as long as it is held under a fixed option, continues to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

DCA Plus Fixed Option

The minimum amount for the DCA Plus monthly transfer is $250. If a monthly DCA Plus transfer amount is less than $250, we may transfer your entire DCA Plus Fixed Option Value to the Variable Investment Options according to your most recent DCA Plus transfer instructions and automatically terminate your DCA Plus.

DCA Plus transfers must be made on a monthly basis to the Variable Investment Options. You cannot choose to transfer other than monthly. Unless otherwise instructed, any additional Investment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent allocation instructions. If we receive any additional Investments after your DCA Plus ends and you have not changed your Investment allocation instructions, the portion of additional Investments that you had instructed us to allocate to the DCA Plus Fixed Option under DCA Plus will be allocated to the Variable Investment Options in the same proportion you had elected under DCA Plus.

If the Owner dies while transfers are being made from the DCA Plus Fixed Option and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, transfers will continue to be made from the DCA Plus Fixed Option to the selected Variable Investment Options, until the Guarantee Term ends.

Fixed Option

After the first Contract Anniversary, you may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except as provided under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in one year; you may transfer or withdraw up to one-half (50%) of your remaining Fixed Option Value in the next year; and you may transfer or withdraw up to the entire amount (100%) of any remaining Fixed Option Value in the third year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

We reserve the right to waive the restrictions that limit transfers from the Fixed Option to one transfer within the 30 days after the end of each Contract Anniversary. We also reserve the right to waive the limitations on the maximum amount you may transfer from the Fixed Option in any given Contract year. We may process requests for transfers from the Fixed Option that are within the maximum number of allowable transfers among the Investment Options each calendar year; i.e. transfers are limited to 25 for each calendar year.

TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You’ll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-2333.

Account Value – The amount of your Contract Value allocated to a specified Variable Investment Option or any fixed option.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants, and may also name a “Contingent” Annuitant. If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated.

Annuity Date – The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day – Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. In this Prospectus, “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die.

Contingent Owner – A person, named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract. Contract Years, Contract Semiannual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt – As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights. If there are Joint Owners, the Contract will be owned as Joint Tenants With Right of Survivorship and not as Tenants in Common.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, and the value of any other Investment Option added to the Contract by Rider or Endorsement, any fixed option value and Loan Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Investments, which are reduced by withdrawals of prior Investments.

Fixed Option – For Contracts issued before July 1, 2003, if you allocate all or part of your Investments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rates declared periodically, but not less than an annual rate of 3%.

Fixed Option Value – The aggregate amount of your Contract Value allocated to any available fixed option.

Fund – Pacific Select Fund.

General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

Guaranteed Interest Rate – The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to any fixed option. Each Guaranteed Interest Rate is expressed as an annual rate and interest is accrued daily. Each rate will not be less than an annual rate of 3%.

Guarantee Term – The period during which an amount you allocate to any fixed option earns a Guaranteed Interest Rate. These terms are up to one-year for the Fixed Option.

Investment (“Premium Payment”) (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Investment Option – A Subaccount, fixed option, and any other Investment Option added to the Contract by Rider or Endorsement.

Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account – The Account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Net Contract Value – Your Contract Value less Contract Debt.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Policyholder – The Contract Owner.

Portfolio – A separate portfolio of the Fund in which a Subaccount invests its assets.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment (“Premium Payment”) (“Investment”) – An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (“IRA”), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, or 457 of the Code.

SEC – Securities and Exchange Commission.

Separate Account A (the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subaccount – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit – Subaccount Annuity Units (or “Annuity Units”) are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”) or Subaccount Annuity Unit (“Subaccount Annuity Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table’s implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured as of the time of the close of the New York Stock Exchange, which usually closes at 4:00 p.m., Eastern time, on that Business Day.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option – A Subaccount (also called a Variable Account).

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A:

STATE LAW VARIATIONS

Annuitization/ Default Annuity Date and Options

If your contract is delivered in the state of Texas, the Conversion Amount annuitized must be at least $2,000, otherwise, we reserve the right to terminate the contract and pay a single amount equal to the withdrawal proceeds.

Frequency of Payments

If your contract was delivered in the state of Texas, your initial annuity payment must be at least $20.

Death Benefits

The effective annual rate of interest used in determining the Death Benefit Amount under the optional Premier Death Benefit Rider is 5% which is equivalent to a daily factor of 1.00013368.

Optional Withdrawals

Variations to the Optional Withdrawals section. If your Contract was delivered in Texas and your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option to terminate your Contract and sent you the withdrawal proceeds.

Right to Cancel (“Free Look”)

Variations to the length of the Free Look period. In most states, the Free Look period is a 10-day period beginning on the day you receive your Contract. If your Contract was delivered in one of the following states, the Free Look period is as specified below:

                     Idaho (20 days)

                     North Dakota (20 days)

If you are a resident of the state of Arizona and are age 65 or older on your Contract Date, the Free Look period is 30 days. If you are a resident of the state of California and are age 60 or older on your Contract Date, the Free Look period is 30 days.

There may be extended Free Look periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state’s Free Look period.

Timing of Payments and Transactions

For Contracts issued in the state of West Virginia, withdrawals from a fixed option; death benefit payments attributable to any fixed option value; fixed periodic annuity payments or payment of proceeds may be delayed for up to thirty days after the request is effective.

Unisex Contracts

For Contracts issued in the state of Montana, benefits provided under the contract are determined on a unisex basis.

Loans

If your Contract was issued in the state of New Jersey, the minimum loan amount is $500.

If your Contract was issued in one of the following states:

                     Pennsylvania

                     Vermont

There is no maximum loan amount. However, if the amount of the loan taken exceeds 50% of the Contract Value; or $50,000 less the highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of the loan, you may be subject to a tax penalty or other adverse tax consequences.

If your Contract was issued in one of the following states:

                     Connecticut

                     Oregon
                     Wisconsin

The loan interest rate for Contracts issued under a Qualified Plan subject to the requirements of Title 1 of ERISA, will be an annual rate, set at the time the loan is made, equal to the higher of 4% or the Moody’s Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or its successor.

Confirmations, Statements and Other Reports to Contract Owners

For Contracts issued in the state of New Jersey, after the Annuity Date and if annuity payments are made on a variable basis, we will provide you with an annual report that provides a reconciliation of annuity payments, showing the annuity unit values listed by Subaccount.

To receive a current copy of the Pacific Odyssey SAI without charge, call (800) 722-2333 or complete the following and send it to:

Pacific Life Insurance Company Post Office Box 7187 Pasadena, CA 91109-7187

Name

Address

City	State	Zip

PACIFIC ODYSSEY	WHERE TO GO FOR MORE INFORMATION

The Pacific Odyssey variable annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your registered representative or contact us.	You’ll find more information about the Pacific Odyssey variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2004.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find the table of contents for the SAI on page 71 of this Prospectus.

You can get a copy of the SAI at no charge by calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

How to contact us
Call or write to us at:
Pacific Life Insurance Company
P.O. Box 7187
Pasadena, California 91109-7187

1-800-722-2333
6 a.m. through 5 p.m. Pacific time

Send Investments, other payments and application forms to the following address:

By mail
Pacific Life Insurance Company
P.O. Box 100060
Pasadena, California 91189-0060

By overnight delivery service
Pacific Life Insurance Company
1111 South Arroyo Parkway, Suite 205
Pasadena, California 91105

How to contact the SEC	Public Reference Section of the SEC Washington, D.C. 20549-6009 1-800-SEC-0330 Internet: www.sec.gov

Pacific Life Insurance Company

700 Newport Center Drive
Newport Beach, CA 92660
(800) 722-2333

Mailing address:

P.O. Box 7187
Pasadena, CA 91109-7187

Visit us at our website: www.PacificLife.com

* Membership promotes ethical market conduct
for individual life insurance and annuities

Mailing address:
Pacific Life Insurance Company
P.O. Box 7187
Pasadena, California 91109-7187

ADDRESS SERVICE REQUESTED

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

PACIFIC ODYSSEY

SEPARATE ACCOUNT A

Pacific Odyssey (the “Contract”) is a variable annuity contract offered by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2004 which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

The optional Guaranteed Protection Advantage (GPA) and Premier Death Benefit (PDBR) Riders are only available if the Effective Date of the Rider is before April 1, 2003 and for Contracts issued before May 1, 2003, respectively. The DCA Plus Fixed Option is only available for Contracts issued between the period of September 1, 2003 to November 14, 2003 with a DCA Plus Rider. The Fixed Option is only available on Contracts issued before July 1, 2003. Accordingly, all references to the GPA, PDBR, DCA Plus, and Fixed Option throughout this SAI are subject to these disclosures.

Pacific Life Insurance Company

Mailing address: P.O. Box 7187
Pasadena, CA 91109-7187

(800) 722-2333

i

PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, and the Administrative Fee, but does not reflect any charges for applicable premium taxes and/or any other taxes, any charge for the optional GPA5, GPA, GIAII or GIA5 or Income Access Riders, any non-recurring fees or charges, or any increase in the Risk Charge for an optional Death Benefit Rider. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N) - 1

where	T	=	average annual total return
	ERV	=	ending redeemable value
	P	=	hypothetical initial payment of $1,000
	N	=	number of days

Average annual total return figures will be given for recent one-, three-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account any increase in the Risk Charge for an optional Death Benefit Rider, or any charges associated with the optional GPA5, GPA, GIAII or GIA5, or Income Access Riders.

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Non-Standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any increases in Risk Charges, charges for premium taxes and/or any other taxes, any charge for an optional Death Benefit Rider, or any charge for an optional GPA5, GPA, GIAII or GIA5, or Income Access Rider, or any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Money Market Subaccount

The “yield” (also called “current yield”) of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction  365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1)(To the power of  365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect any deduction of charges for any applicable premium taxes and/or other taxes, or any increase in the Risk Charge for an optional Death Benefit Rider, GPA5, GPA, GIAII or GIA5, or Income Access Rider, but do reflect a deduction for the Risk Charge and the Administrative Fee.

Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	net investment income earned during the period by the Portfolio attributable to the Subaccount.
	b	=	expenses accrued for the period (net of reimbursements).
	c	=	the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
	d	=	the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, and the Administrative Fee, but does not reflect any charge for applicable premium taxes and/or any other taxes, any increase in the Risk Charge for an optional Death Benefit Rider, or charge for an optional GPA5, GPA, GIAII or GIA5, Income Access Rider, or any non-recurring fees or charges.

2

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), the Variable Annuity Research and Data Service (“VARDS®”) or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. VARDS® rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS® rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS® prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis. The chart shows accumulations on a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 33%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate

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of 0.15% of average daily Account Value), the Administrative Fee (equal to an annual rate of 0.25% of average daily Account Value), any increase in the Risk Charge for an optional Death Benefit Rider (equal to a maximum annual rate of 0.35% of average daily Account Value), any charge for the optional GPA5, GPA, GIAII or GIA5, or Income Access Riders (equal to a maximum annual rate of 0.75%, 0.10%, 1.00%, 0.75%, and 0.75% of average daily Account Value, respectively) any charge for premium taxes and/or any other taxes or the expenses of an underlying investment vehicle, such as the Fund. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 33% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

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Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 33%

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (PSD)

Pacific Select Distributors, Inc., our subsidiary, acts as the distributor of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of NASD. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to solicit applications for the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2003, 2002, and 2001 with regard to this Contract was $0.

PSD or an affiliate does not pay sales compensation to broker-dealers that solicit applications for the Contracts. However, PSD or an affiliate may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

We and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. The range of additional cash compensation based on Purchase Payments generally does not exceed 0.15% and trailing compensation based on Account Value generally does not exceed 0.025% on an annual basis. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that

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receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Contracts.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Contract over other investment options. You may ask your registered representative about these conflicts of interests and how he/she and his/her broker-dealer are compensated for selling the Contract.

In addition, Pacific Select Fund has adopted a brokerage enhancement plan as described in the Pacific Select Fund prospectus. This plan was adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, and may be considered a distribution plan because it uses a fund asset – brokerage – to help promote distribution of the Fund’s shares indirectly through promotion of the Contracts. The credits or other compensation created under the brokerage enhancement plan may be used to pay for, among other things, all or part of the expenses related to: (i) disseminating prospectuses and/or literature about the Fund or the Contracts to prospective clients; (ii) broker/ dealers conducting due diligence on the Fund or the variable contracts; (iii) PSD participating in or sponsoring seminars, sales meetings, conferences, and other events held by the broker-dealer; or (iv) placing the Fund or the Contracts on a list of eligible funds or variable annuity contracts that may be offered by that broker-dealer’s registered representatives. In 2003, principal types of activities for which payments were made under the Plan included items in (i), (ii) and (iii) above. For additional information, please see the Pacific Select Fund prospectus.

We directly or indirectly own interests in a number of broker-dealers that offer this Contract among others. These affiliated broker-dealers and their registered representatives are compensated as described above with Purchase Payment-based and trailing commissions. The affiliated broker-dealers also receive additional cash compensation of 0.10% based on Purchase Payments and 0.05% trailing compensation based on Account Value as described above. We receive “preferred” status at the affiliated broker-dealers along with other product vendors that provide similar support. PSD or its affiliates may also pay other amounts as described above to the affiliated broker-dealers or persons associated with the affiliated broker-dealers. Finally, within certain limits imposed by the NASD, registered representatives who are associated with broker/ dealer firms affiliated with us may qualify for sales incentive programs sponsored by us.

Our affiliated broker dealers, other than PSD, include Associated Securities Corp., Mutual Service Corporation, United Planners’ Financial Services of America, M.L. Stern & Co., LLC and Waterstone Financial Group.

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THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where	(Y)	=	the Unit Value for that Subaccount as of the end of the preceding Business Day; and
	(Z)	=	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where	(A)	=	the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

where	(a)	=	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
	(b)	=	the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and
	(c)	=	any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B)	=	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
(C)	=	a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk Charge plus any applicable increase in the Risk Charge and the Administrative Fee (see CHARGES, FEES AND DEDUCTIONS section in the Prospectus).

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing each Account Value proportionately, relative to your Account Value in each Subaccount and in any fixed option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Net Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Net Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any charges for premium taxes without converting this amount into annuity payments.

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Second: The First Variable Payment

We begin by referring to your Contract’s Option Table for your Annuity Option (the “Annuity Option Table”). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant’s age (and, in certain cases, sex) and assumes a 5% rate of return, as described in more detail below.

Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the “Subaccount Annuity Unit Value”) as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount’s Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 0.15% and the Administrative Fee at an annual rate of 0.25%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table’s implicit assumed annual investment return on amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for an Optional Death Benefit Rider is not charged on and after the Annuity Date.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the “Assumed Investment Return” Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain

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actuarial assumptions based on the Annuitant’s age, and, in some cases, the Annuitant’s sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% (or such other rate of return you may elect) each year during the payout of your annuity; thus 5% is referred to as an “assumed investment return.”

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

Example: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 0.15% Risk Charge and the 0.25% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.05 1.05	= 1; 1 - 1 = 0; 0 × 100% = 0%.

If the net investment performance of a Subaccount’s assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 0.15% Risk Charge and the 0.25% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.026 1.05	= 0.9771; 0.9771 - 1 = - 0.0229; - 0.0229 × 100% = - 2.29%.

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Redemptions of Remaining Guaranteed Variable Payments Under Options 2 and 4

If variable payments are elected under Annuity Options 2 and 4, you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. The amount available upon a full redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return.

The variable payment amount we use in calculating the present value is determined by summing an amount for each Subaccount, which we calculate by multiplying your Subaccount Annuity Units by the Annuity Unit Value next computed after we receive your redemption request. This variable payment amount is then discounted at the assumed investment return from each future Annuity Payment date that falls within the

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payment guaranteed period. The sum of these discounted remaining variable payment amounts is the present value of remaining guaranteed variable payments.

If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional variable annuity payments during the remaining guaranteed period after the redemption. Any annuity payments that are to be made after the payment guaranteed period will not change.

If you elect to redeem a portion of the remaining guaranteed variable payments in a single sum, we will reduce the number of Annuity Units for each Subaccount by the same percentage as the partial redemption value bears to the amount available upon a full redemption.

Redemption of remaining guaranteed variable payments will not affect the amount of any fixed annuity payments.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a “corresponding date” that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Annuitant

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states’ regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant’s age and sex before or after starting annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable based on your Annuitant’s correct age or sex, if applicable. If we make the correction after annuity payments have started, and we have made overpayments, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Additionally, we may require proof of the Annuitant’s or Owner’s age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

Systematic Transfer Programs

The fixed options are not available in connection with portfolio rebalancing. If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected Money Market Subaccount or, for Contracts issued before July 1, 2003, the Fixed Option as your sweep option. You may not use dollar cost averaging and the earnings sweep at the same time.

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If your Contract was issued during the period of September 1, 2003 to November 14, 2003 with a DCA Plus Rider, the DCA Plus Fixed Option is not available for any systematic transfer programs except that if you elect the DCA Plus program, such transfers must be made from the DCA Plus Fixed Option. For a description of DCA Plus, including its limitations and restrictions, see HOW YOUR INVESTMENTS ARE ALLOCATED — Transfers in the Prospectus.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your “source account”). You may choose any one Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your “target account(s)”). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of:

•	your request to stop dollar cost averaging is effective, or

•	your source Account Value is zero, or

•	your Annuity Date.

If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization.

For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount.

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Over time, the variations in each Subaccount’s investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request’s effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the “sweep option”) to one or more other Investment Options (your “target option(s)”). If your Contract was issued before July 1, 2003, and if you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. If your Contract was issued on or after July 1, 2003, you must select the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option’s Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the “total earnings” for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your “total earnings” for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in a form satisfactory to us. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request’s effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If, as a result of an earnings sweep transfer, your source Account Value falls below $500, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

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Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options; if you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each fixed or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will treat your request as if you selected the request’s effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date. The first withdrawal will occur one period from the effective date of your request in proper form.

Example: On May 1, we receive your pre-authorized withdrawal request for quarterly withdrawals, and your pre-authorized withdrawal program is effective. Your first quarterly withdrawal will be on August 1.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below $500, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a federal tax penalty of at least 10%.

Death Benefit

Any death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant’s death (or, if applicable, the Contract Owner’s death) and instructions regarding payment. Any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit proceeds will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date.

1035 Exchanges

You may make your initial or an additional Investment through an exchange of an existing annuity contract (a 1035 exchange). The exchange can be effected by completing the Transfer/ Exchange form, indicating in the appropriate section that you are making a 1035 exchange. The form is available by calling your representative or by calling us at 1-800-722-2333. Once completed, the form should be mailed to us, along with the annuity contract you are exchanging. If you are making an initial Investment, a completed contract application should also be attached.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity contract for another annuity contract. Under Revenue Ruling 2002-75, a 1035 exchange is now valid whether the exchange is made into a new or pre-existing annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 exchange.

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Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Separate Account A as of December 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2003. Pacific Life’s consolidated financial statements as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT AUDITORS

The consolidated financial statements of Pacific Life as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 have been audited by Deloitte & Touche LLP, 695 Towne Center Drive, Costa Mesa, CA 92626, independent auditors, as stated in their report appearing herein.

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INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002.

DELOITTE & TOUCHE LLP

Costa Mesa, CA
February 23, 2004

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2003	2002

	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$23,369	$20,747
Equity securities available for sale, at estimated fair value	128	90
Trading securities, at estimated fair value	306	572
Mortgage loans	3,811	3,123
Real estate	168	153
Policy loans	5,407	5,115
Interest in PIMCO (Note 2)	1,089	2,054
Other investments	1,185	1,094

TOTAL INVESTMENTS	35,463	32,948
Cash and cash equivalents	496	581
Deferred policy acquisition costs	2,817	2,261
Accrued investment income	411	431
Other assets	1,028	760
Separate account assets	25,163	19,241

TOTAL ASSETS	$65,378	$56,222

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Policyholder account balances	$27,921	$25,717
Future policy benefits	5,053	4,775
Short-term and long-term debt	275	475
Other liabilities	1,664	1,797
Separate account liabilities	25,163	19,241

TOTAL LIABILITIES	60,076	52,005

Commitments and contingencies (Note 18)
Stockholder’s Equity:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	500	153
Unearned ESOP shares	(29)	(42)
Retained earnings	3,736	3,300
Accumulated other comprehensive income	1,065	776

TOTAL STOCKHOLDER’S EQUITY	5,302	4,217

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$65,378	$56,222

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
REVENUES
Insurance premiums	$1,146	$1,058	$812
Policy fees	932	857	821
Net investment income	1,785	1,681	1,628
Net realized investment gain (loss)	243	(269)	(13)
Commission revenue	187	162	181
Other income	229	215	225

TOTAL REVENUES	4,522	3,704	3,654

BENEFITS AND EXPENSES
Policy benefits paid or provided	1,516	1,460	1,163
Interest credited to policyholder account balances	1,153	1,083	1,030
Commission expenses	581	560	524
Operating expenses	673	684	634

TOTAL BENEFITS AND EXPENSES	3,923	3,787	3,351

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES (BENEFIT)	599	(83)	303
Provision for income taxes (benefit)	163	(112)	55

INCOME BEFORE CUMULATIVE ADJUSTMENTS DUE TO CHANGES IN ACCOUNTING PRINCIPLES	436	29	248
Cumulative adjustments due to changes in accounting principles, net of taxes			(7)

NET INCOME	$436	$29	$241

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other
					Comprehensive Income (Loss)
					Unrealized
					Gain (Loss) on	Minimum	Unrealized
					Derivatives	Pension	Gain on
			Unearned		and Securities	Liability	Interest in
	Common	Paid-in	ESOP	Retained	Available for	Adjustment	PIMCO, Net
	Stock	Capital	Shares	Earnings	Sale, Net	and Other, Net	(Note 2)	Total

					(In Millions)
BALANCES, JANUARY 1, 2001	$30	$147	($6)	$3,030	($46)		$77	$3,232
Comprehensive income:
Net income				241				241
Other comprehensive income					128		111	239

Total comprehensive income								480
Other equity adjustments		1						1
Allocation of unearned ESOP shares		3	3					6

BALANCES, DECEMBER 31, 2001	30	151	(3)	3,271	82		188	3,719
Comprehensive income:
Net income				29				29
Other comprehensive income (loss)					325	($44)	225	506

Total comprehensive income								535
Issuance of ESOP note			(46)					(46)
Allocation of unearned ESOP shares		2	7					9

BALANCES, DECEMBER 31, 2002	30	153	(42)	3,300	407	(44)	413	4,217
Comprehensive income:
Net income				436				436
Other comprehensive income (loss)					428	41	(180)	289

Total comprehensive income								725
Capital contribution		350						350
Other equity adjustments		(1)						(1)
Allocation of unearned ESOP shares		(2)	13					11

BALANCES, DECEMBER 31, 2003	$30	$500	($29)	$3,736	$835	($3)	$233	$5,302

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$436	$29	$241
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization on fixed maturity securities	(60)	(81)	(73)
Depreciation and other amortization	44	38	26
Deferred income taxes	(26)	(8)	56
Net realized investment (gain) loss	(243)	269	13
Net change in deferred policy acquisition costs	(556)	(148)	(317)
Interest credited to policyholder account balances	1,153	1,083	1,030
Change in trading securities	266	(114)	(387)
Change in accrued investment income	20	(54)	(42)
Change in future policy benefits	278	195	38
Change in other assets and liabilities	108	94	182

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,420	1,303	767

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(7,309)	(6,228)	(4,867)
Sales	2,143	921	905
Maturities and repayments	2,881	2,155	1,652
Repayments of mortgage loans	584	315	682
Proceeds from sales of real estate	5	28	44
Purchases of mortgage loans and real estate	(1,173)	(498)	(593)
Change in policy loans	(292)	(216)	(219)
Sale of interest in PIMCO (Note 2)	999
Other investing activity, net	258	259	472

NET CASH USED IN INVESTING ACTIVITIES	(1,904)	(3,264)	(1,924)

(Continued)

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2003	2002	2001

	(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$5,842	$6,820	$4,690
Withdrawals	(5,604)	(4,787)	(3,320)
Short-term and long-term debt:
Net change in short-term debt	(200)	50	80
Payments of long-term debt		(14)
Capital contribution	350
Purchase of ESOP note		(46)
Allocation of unearned ESOP shares	11	9	6

NET CASH PROVIDED BY FINANCING ACTIVITIES	399	2,032	1,456

Net change in cash and cash equivalents	(85)	71	299
Cash and cash equivalents, beginning of year	581	510	211

CASH AND CASH EQUIVALENTS, END OF YEAR	$496	$581	$510

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid (received)	$102	$11	($48)
Interest paid	$29	$20	$23

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life’s primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These consolidated financial statements materially differ from those filed with regulatory authorities (Note 4).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs (DAC), investment valuation, including other than temporary impairments, derivative valuation and liabilities for future policy benefits. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2003 financial statement presentation. RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

During the year ended December 31, 2001, the Company adopted Financial Accounting Standard Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities – an amendment of SFAS No. 133, and Emerging Issues Task Force (EITF) Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. As a result, during the year ended December 31, 2001, the Company recorded a decrease to net income of $7 million, net of taxes, as a cumulative adjustment due to changes in accounting principles. Additionally, upon adoption, the Company recorded an increase to accumulated other comprehensive income (OCI) of $38 million, net of taxes, and transferred $306 million of fixed maturity securities available for sale into the trading category, which resulted in a reclassification of unrealized losses of $4 million, net of taxes, from accumulated OCI into net realized investment gain (loss) during the year ended December 31, 2001.

Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 142 requires that goodwill shall not be amortized and shall be tested for impairment annually. Other intangible assets shall be amortized over their useful lives. The Company ceased goodwill amortization as of January 1, 2002, and as a result, the Company’s net income increased $2 million for the years ended December 31, 2003 and 2002. In addition, Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. (PIMCO), adopted SFAS No. 142 effective January 1, 2002. As a result, net investment income increased $1 million and $17 million for the years ended December 31, 2003 and 2002, respectively (Note 2). During the year ended December 31, 2003, the Company recorded goodwill impairments of $6 million (Note 7). The carrying value of goodwill as of December 31, 2003 and 2002 was $39 million and $47 million, respectively, and is included in other assets.

Effective January 1, 2003, the Company adopted FASB Interpretation No. 45 (FIN 45), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, which clarifies the requirements of SFAS No. 5, Accounting for Contingencies, relating to a guarantor’s accounting for and disclosures of certain guarantees issued. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires certain guarantees that are issued or modified after December 31, 2002, to be initially recorded on the consolidated statement of financial condition at fair value. Adoption of FIN 45 did not have a material impact on the Company’s consolidated financial statements (Note 18).

Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 addresses the recognition, measurement and reporting of costs associated with exit and disposal activities, after January 1, 2003, including restructuring activities. SFAS No. 146 establishes a change in the requirements for recognition of a liability for a cost associated with an exit or disposal activity. SFAS No. 146 now requires these liabilities to be recognized when actually incurred. Adoption of SFAS No. 146 did not have a material impact on the Company’s consolidated financial statements.

Effective June 1, 2003, the Company adopted SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003. Adoption of SFAS No. 150 did not have a material impact on the Company’s consolidated financial statements.

Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003. Adoption of SFAS No. 149 did not have a material impact on the Company’s consolidated financial statements.

Effective October 1, 2003, the Company adopted FASB Derivatives Implementation Group (DIG) SFAS No. 133 Implementation Issue No. B36 (DIG B36), Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments. DIG B36 establishes the criteria for the bifurcation of an instrument into a debt host contract and an embedded credit derivative. One of the examples is related to the bifurcation of an embedded derivative within a reinsurer’s receivable and ceding company’s payable that arises from a modified coinsurance (MODCO) agreement. Since the yield on the payable and receivable related to the MODCO agreement is tied to the return on a specific block of assets, rather than the overall credit worthiness of the ceding company, DIG B36 concludes that this relationship does not qualify as clearly and closely related and therefore requires bifurcation. Upon adoption of SFAS No. 133, the Company selected January 1, 1999 as the transition date for embedded derivatives. As the Company has not entered into or substantively modified any of its existing MODCO agreements since the transition date, the MODCO agreements are grandfathered from the embedded derivative provisions. Adoption of DIG B36 did not have a material impact on the Company’s consolidated financial statements.

Effective December 31, 2003, the Company adopted SFAS No. 132 (revised 2003) Employers’ Disclosures about Pensions and Other Postretirement Benefits (SFAS No. 132R). SFAS No. 132R revises employers’ disclosures about pension plans and other postretirement benefit plans. It does not change the measurement or recognition of those plans required by SFAS No. 87, Employers’ Accounting for Pensions, SFAS No. 88, Employers’ Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits, and SFAS No. 106, Employers’ Accounting for Postretirement Benefits Other Than Pensions. SFAS No. 132R retains the disclosure requirements contained in SFAS No. 132, Employers’ Disclosures about Pensions and Other Postretirement Benefits, which it replaces. It requires additional disclosures about the assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans (Note 16).

Effective February 1, 2003, the Company adopted FASB Interpretation No. 46 (FIN 46), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. FIN 46 requires that Variable Interest Entities (VIE) be consolidated by a company if that company is subject to a majority of the risk of loss from the VIE’s activities, or is entitled to receive a majority of the entity’s residual returns or both. FIN 46 also requires disclosures about VIEs that companies are not required to consolidate but in which a company has a significant variable interest. Adoption of FIN 46 did not have a material impact on the Company’s consolidated financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In December 2003, the FASB issued FIN 46 (revised December 2003) Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46R). FIN 46R replaced FIN 46 and clarified the application of Accounting Research Bulletin No. 51, Consolidated Financial Statements, to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support. The consolidation requirements for the Company’s other VIEs created or acquired prior to December 31, 2003, will apply in the first fiscal year or interim period beginning after December 15, 2004.

The Company is currently assessing the application of FIN 46R as it relates to the Company’s following investments and activities in VIEs, which were created or acquired prior to December 31, 2003:

					Carrying
	Assets		Liabilities		Amount

	(In Millions)
Aviation Capital Group Trust	$632		$645		$12
Managed Collateralized Debt Obligations	404		456		19
Asset and Mortgage-Backed Securities	(a	)	(a	)	4,270

	$1,036		$1,101		$4,301

(a) Information related to the total assets and total liabilities for the asset and mortgage-backed securities is not currently available.

Aviation Capital Group Holding Corp. (ACG), a majority owned subsidiary of Pacific LifeCorp, sponsored a financial asset securitization of aircraft to Aviation Capital Group Trust (Aviation Trust) in December 2000. ACG serves as the marketing and administrative agent, as well as a beneficial interest holder in the transaction. As the marketing and administrative agent, ACG earns management fees on the total rents paid, which are recorded in other income as earned. ACG recorded marketing and administrative fees of $2 million, $3 million and $3 million for the years ended December 31, 2003, 2002 and 2001, respectively, from Aviation Trust. The carrying value is comprised of beneficial interests issued by Aviation Trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20.

The Company has sponsored two Collateralized Debt Obligations (CDOs) of high yield debt securities and assumed management of a third CDO. The Company is the collateral manager and a beneficial interest holder in such transactions. The Company earns management fees as the collateral manager on the outstanding asset balance, which are recorded in net investment income as earned. The Company recorded collateral management fees of $1 million for each of the years ended December 31, 2003, 2002 and 2001. The carrying value is comprised of beneficial interests issued by the trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20.

The Aviation Trust and CDOs are not currently consolidated by the Company since unrelated third parties hold controlling interest through ownership of equity in Aviation Trust and the CDOs, representing at least 3% of the value of the investment’s total assets throughout the life of the investment, and the equity class has the substantive risks and rewards of the residual interest of the investment. The debt issued by Aviation Trust and CDOs is non-recourse to the Company. The carrying value represents the Company’s maximum exposure to loss.

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests in asset and mortgage-backed investments. These beneficial interests are issued from a bankruptcy-remote special purpose entity (SPE), which are collateralized by financial assets including corporate debt, equipment, and real estate mortgages. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company’s exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. These investments represent debt investments accounted for in accordance with SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and certain investments are also accounted for under the prospective method in accordance with EITF Issue No. 99-20.

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts, which is effective for financial statements for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on accounting and reporting by insurance enterprises for certain non-traditional long-duration contracts, including accounting for contracts that contain death or other insurance benefit features, and for separate accounts. For contracts classified as insurance contracts that have amounts assessed against contract holders for the insurance benefit feature that are assessed in a manner that is expected to result in profits in earlier years and subsequent losses from that insurance benefit, including guaranteed minimum death benefits (GMDB) and guaranteed minimum income benefits (GMIB), a liability is required to be established in addition to the account balance to recognize the portion of such assessments that compensates the insurance enterprise for benefits to be provided in future periods. For contracts where sales inducements are offered, the costs of such inducements that meet specified criteria must be separately reported, capitalized and amortized over the life of the contracts using the same methodology as used for amortizing DAC. The Company has previously recorded GMDB and GMIB liabilities, with balances of $32 million and $51 million as of December 31, 2003 and 2002, respectively. The Company is currently evaluating the impact of adopting SOP 03-1 on its consolidated financial statements.

During 2003, the EITF discussed EITF Issue No. 03-01, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. Under EITF No. 03-01, the EITF is developing an impairment model for certain investments classified as either available for sale or held to maturity under SFAS No. 115, and investments accounted for under the cost method or the equity method. The EITF has not reached a consensus on a final impairment model. In November 2003, the EITF stated that certain quantitative and qualitative disclosures are required for all debt and marketable equity securities classified as available for sale or held to maturity under SFAS No. 115 where the estimated fair value exceeds the carrying value at the statement of financial condition date, but for which an other than temporary impairment has not been recognized. The disclosure requirements are effective for fiscal years ending after December 15, 2003, which the Company has adopted as of December 31, 2003.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC, recorded as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. For variable rate and unpaired securities, the investment is adjusted over the remaining life of the security. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Investment income consists primarily of interest and dividends, net investment income from partnership interests and income from certain derivative transactions. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Accrual of income is suspended for fixed maturity securities when receipt of interest payments is in doubt.

The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services. For fixed maturity securities not able to be priced by independent services (generally private placement and low volume traded securities), an internally developed matrix is used. The matrix utilizes the fair market yield curves provided by a major independent data service which determines the discount yield based upon the security’s weighted average life, rating, and liquidity spread. The estimated fair value of the security is calculated as the present value of the estimated cash flows discounted at the yield determined above. For those securities not priced externally or by the matrix, the estimated fair value is internally determined, utilizing various techniques in valuing complex investments with variable cash flows. As of December 31, 2003, 70% of the estimated fair values of fixed maturity securities were obtained from independent pricing services, 25% from the above described matrix and 5% from other sources.

The Company assesses whether other than temporary impairments have occurred based upon the Company’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. All securities with a gross unrealized loss at the consolidated statement of financial condition date are subjected to the Company’s process for identifying other than temporary impairments with additional focus on securities with unrealized losses greater than 20% of net carrying amount. The Company considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in the Company’s evaluation of each security are assumptions and estimates about the operations of the issuer and its future earnings potential.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The duration and extent that the estimated fair value has been below net carrying amount

•	Industry factors or conditions related to a geographic area that are negatively affecting the security

•	Underlying valuation of assets specifically pledged to support the credit

•	Past due interest or principal payments or other violation of covenants

•	Deterioration of the overall financial condition of the specific issuer

•	Downgrades by a rating agency

•	Ability and intent to hold the investment for a period of time to allow for a recovery of value

•	Fundamental analysis of the liquidity and financial condition of the specific issuer

Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based upon current information and events, if the estimated fair value of its beneficial interests is less than or equal to its carrying amount and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment is recognized.

Securities and purchased beneficial interests that are deemed to be other than temporarily impaired are written down to estimated fair value in the period the securities or purchased beneficial interest are deemed to be impaired.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss). The Company includes other than temporary impairment write-downs in net realized investment gain (loss).

During the year ended December 31, 2002, the Company transferred certain equity securities from available for sale to trading securities. A loss of $18 million was included in net realized investment gain (loss) from this transfer.

Mortgage loans, net of valuation allowances and write-downs, and policy loans are stated at unpaid principal balances.

Real estate is carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

Other investments primarily consist of partnership and joint ventures, derivative instruments, and low income housing related investments qualifying for tax credits (LIHTC). Partnership and joint venture interests where the Company does not have a controlling interest or a majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position.

Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes (benefit). For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes (benefit). The amortization recorded in net investment income was $25 million, $26 million and $27 million for the years ended December 31, 2003, 2002 and 2001, respectively.

The Company may loan securities in connection with its securities lending program administered by an authorized financial institution. The Company receives collateral in an amount equal to 102% of the estimated fair value of the loaned securities. The collateral pledged is restricted and not available for general use.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of cash collateral received, in accordance with legally enforceable counterparty master netting agreements. If the estimated fair value exposure to the counterparty is positive, the amount is reflected in other assets whereas, if the estimated fair value exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives hedging securities, these amounts are included in net investment income. For derivatives hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated cost basis adjustment to the hedged item is amortized into net investment income or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS Cash and cash equivalents include all investments with an original maturity of three months or less. DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. As of December 31, 2003 and 2002, the carrying value of DAC was $2.8 billion and $2.3 billion, respectively (Note 4).

For universal life and investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins and surrender charges over the estimated lives of the contracts. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is amortized directly to equity through OCI.

Regular evaluations of EGPs are made to determine if actual experience or other evidence suggests that modeling assumptions should be revised. Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, interest spreads and mortality margins. Of these assumptions, the Company anticipates that investment returns are most likely to impact the rate of DAC amortization for variable annuities. For life insurance, deviations in any of the significant assumptions may impact DAC amortization. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization.

A change in the assumptions utilized to develop EGPs, commonly referred to as unlocking, results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. Revisions to the assumptions could also result in an impairment of DAC and a charge to expense if the present value of EGPs is less than the outstanding DAC balance as of the valuation date. All critical assumptions utilized to develop EGPs are routinely evaluated and necessary revisions are made to future EGPs to the extent that actual or anticipated experience indicates such a prospective change.

During the year ended December 31, 2002, the Company recorded a pretax expense of $102 million, in addition to periodic amortization expense, reflecting a reduction of the DAC asset relating to its variable annuity products. The reduction was the result of continued deterioration during 2002 of the equity markets and the Company’s decision in 2002 to revise certain assumptions, including a reduction in the long-term total return assumption for the underlying investments supporting its variable annuity products from 9.0% to 7.75%.

Value of business acquired (VOBA), included as part of DAC, represents the capitalized value relating to insurance contracts in force at the date of acquisition. Amortization of the VOBA on a block of single premium immediate and deferred annuities is calculated in proportion to the run-off in contract benefit reserves over the life of the contracts. Amortization of the VOBA on a block of universal life contracts is calculated over the expected life of the policies in proportion to the present value of EGPs from such policies. The VOBA balance was $90 million and $92 million as of December 31, 2003 and 2002, respectively.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on universal life and investment-type contracts are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 1.0% to 8.0% during 2003, 2002 and 2001.

FUTURE POLICY BENEFITS

Annuity benefit liabilities are equal to the present value of expected future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 1.5% to 11.0%.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 4.5% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

Dividends are accrued based on dividend formulas approved by the Pacific Life Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2003 and 2002, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force. Dividends to policyholders are included in policy benefits paid or provided.

Reserves for group health contracts are based on actual experience and morbidity assumptions. Liabilities for unpaid claims and claim expenses for group health contracts include estimates of claims that have been reported but not settled and estimates of claims incurred but not reported, based on the Company’s historical claims development patterns and other actuarial assumptions.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums, primarily on group health contracts, annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.

Receipts for universal life and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in revenue over the periods benefited. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts.

Commission revenue from the Company’s broker-dealer subsidiaries is generally recorded on the trade date. Related commission expense is recorded when incurred.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Depreciation of investment real estate is included in net investment income. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

Pacific Life and its wholly owned life insurance subsidiary domiciled in Arizona, Pacific Life & Annuity Company (PL&A), are taxed as insurance companies for Federal income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated an expense or benefit based principally on the effect of including their operations in PMHC’s returns. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other single separate accounts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. However, on certain separate account products, the Company does contractually guarantee either a minimum return or account value, for which liabilities have been recorded in future policy benefits. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 7, 8 and 9, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	INTEREST IN PIMCO

The Company’s beneficial economic interest in PIMCO (the interest in PIMCO) is accounted for using the cost method, since the Company has virtually no influence over PIMCO’s operating and financial policies. Effective with the amendment of the Continuing Investment Agreement described below, PIMCO changed its method of allocating net income and will not allocate any goodwill impairment or goodwill amortization, if required by future U.S. GAAP changes, to the Company. Accordingly, revenue from PIMCO became equal to distributions received and declared. Prior to the amendment of the Continuing Investment Agreement, distributions received in excess of net income allocated by PIMCO were recorded as a reduction to the interest in PIMCO.

The interest in PIMCO is reported as of December 31, 2003, at an estimated fair value of $1,089 million as determined by the put and call option price described below. The increase (decrease) in unrealized gains of ($294) million, $354 million and $177 million, net of deferred income taxes (benefit) of ($114) million, $129 million and $66 million, for the years ended December 31, 2003, 2002 and 2001, respectively, is reported as a component of OCI.

On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO other than those beneficially owned by the Company. In connection with this transaction, the Company exchanged its prior ownership interest for a new security, PIMCO Class E limited partnership units. The interest in PIMCO is subject to a Continuing Investment Agreement with Allianz that provides for put options held by the Company, and call options held by Allianz, respectively.

Prior to March 10, 2003, the put option gave the Company the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO. The put option price was based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gave Allianz the right to require the Company, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO to Allianz. The call option price was based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14, if the call per unit value reached a minimum value.

On March 10, 2003, the Continuing Investment Agreement and other related agreements were amended. The amendments provide for monthly put and/or call options, limited to a maximum of $250 million per quarter through March 2004. In any month subsequent to March 2004, the Company can also put, or Allianz can also call, all of the interest in PIMCO held by the Company. Other amendments to these agreements limit the increase or decrease in the value of the put and call options to a maximum of 2% per year of the per unit amount as defined in the Continuing Investment Agreement as of December 31 of the preceding calendar year. The initial per unit value as of December 31, 2002 was $551,924 and the per unit value as of December 31, 2003 was $562,964. The per unit amount is also subject to a cap and a floor of $600,000 and $500,000 per unit, respectively. Distributions from PIMCO to the Company are dependent on the performance of Pacific Investment Management Company LLC (PIMCO LLC), a subsidiary of PIMCO, and will be subject to certain limitations as defined in the agreements. PIMCO LLC offers investment products through managed accounts and institutional, retail and offshore mutual funds.

During the year ended December 31, 2003, the Company exercised four put options of $250 million each to sell approximately $1 billion of its interest in PIMCO to Allianz. The pre-tax gain recognized for the year ended December 31, 2003 was $327 million.

3.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Balance, January 1	$2,261	$2,113	$1,796

Additions:
Capitalized during the year	821	573	566

Amortization:
Allocated to commission expenses	(210)	(232)	(181)
Allocated to operating expenses	(53)	(77)	(65)
Allocated to OCI, net unrealized gains	(2)	(116)	(3)

Total amortization	(265)	(425)	(249)

Balance, December 31	$2,817	$2,261	$2,113

4.	STATUTORY RESULTS

Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life, as compared to the amounts reported as stockholder’s equity and net income from these consolidated financial statements prepared in accordance with U.S. GAAP:

	December 31,
	2003	2002

	(In Millions)
Statutory capital and surplus	$2,359	$1,669
Deferred policy acquisition costs	2,926	2,382
Accumulated other comprehensive income	1,065	776
Asset valuation reserve	436	401
Non-admitted assets	332	338
Surplus notes	(150)	(150)
Deferred income taxes	(418)	(431)
Insurance and annuity reserves	(1,185)	(737)
Other	(63)	(31)

Stockholder’s equity as reported herein	$5,302	$4,217

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Statutory net income	$277	$13	$24
Deferred policy acquisition costs	544	259	329
Earnings of subsidiaries	125	(301)	(60)
Statutory expense of minimum pension liability adjustment		81
Unrealized losses on partnerships and joint ventures	(20)	(45)	(31)
Deferred income taxes	(121)	4	(29)
Insurance and annuity reserves	(464)	58	25
Other	95	(40)	(17)

Net income as reported herein	$436	$29	$241

RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2003 and 2002, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of unassigned surplus as of the preceding year end or the statutory net gain from operations for the previous year, without prior approval from the CA DOI. Based on this limitation and 2003 statutory results, Pacific Life could pay $380 million in dividends in 2004 without prior approval. No dividends were paid during 2003, 2002 and 2001.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2003 statutory results, PL&A could pay $22 million in dividends in 2004 without prior approval. No dividends were paid during 2003, 2002 and 2001.

5.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $292 million and $298 million as of December 31, 2003 and 2002, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $317 million and $326 million as of December 31, 2003 and 2002, respectively. The contribution to income from the Closed Block amounted to $2 million, $5 million and $5 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2003, 2002 and 2001, respectively.

6.	ACQUISITIONS

The Company’s acquisitions are accounted for under the purchase method of accounting.

On December 31, 2001, a transaction was closed whereby Pacific Life exchanged its 100% common stock ownership in World-Wide Holdings Limited (World-Wide) for a 22.5% common stock ownership in Scottish Re Group Limited, formerly Scottish Annuity & Life Holdings, Ltd. (Scottish). World-Wide’s assets and liabilities were approximately $164 million and $103 million, respectively. Scottish, a publicly traded specialty reinsurer, issued new ordinary shares in exchange for World-Wide at a value of $78 million. Pacific Life recorded a nonmonetary exchange gain of $13 million, net of taxes, in connection with this exchange. Goodwill resulting from this transaction was $7 million. During 2002, Pacific Life’s common stock ownership in Scottish was reduced to 16.8% when Scottish issued additional shares to the public.

In July 2003, the Company sold approximately 34% of its common stock ownership in Scottish for $30 million and recognized an after tax gain of $2 million. In addition, Scottish issued additional shares to the public further reducing the Company’s common stock ownership interest to 8.5% as of December 31, 2003. The Company accounts for its investment in Scottish on the equity method as it continues to hold two of the nine board positions on the Scottish Board of Directors.

In October 2002, a transaction was closed whereby Pacific Select Distributors, Inc. (PSD), a wholly owned subsidiary of Pacific Life, acquired a 45% ownership in Waterstone Financial Group, Inc. (Waterstone), a broker-dealer. The purchase price of $4 million was primarily recorded as goodwill. In March 2003, PSD increased its ownership in Waterstone to 62% for a purchase price of $1 million and began including Waterstone in the Company’s consolidated financial statements. Prior to this increased ownership, Waterstone was accounted for under the equity method.

7.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and changes in the estimated fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair-values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
As of December 31, 2003:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$333	$5	$19	$319
Obligations of states and political subdivisions	1,080	181	6	1,255
Foreign governments	384	49	11	422
Corporate securities	14,439	1,184	61	15,562
Mortgage-backed and asset-backed securities	5,603	286	83	5,806
Redeemable preferred stock	5			5

Total fixed maturity securities	$21,844	$1,705	$180	$23,369

Total equity securities	$106	$23	$1	$128

As of December 31, 2002:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$260	$8		$268
Obligations of states and political subdivisions	790	182		972
Foreign governments	283	44	$8	319
Corporate securities	13,191	885	251	13,825
Mortgage-backed and asset-backed securities	5,244	290	176	5,358
Redeemable preferred stock	5			5

Total fixed maturity securities	$19,773	$1,409	$435	$20,747

Total equity securities	$83	$10	$3	$90

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2003, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
Due in one year or less	$880	$34	$1	$913
Due after one year through five years	6,261	468	22	6,707
Due after five years through ten years	5,045	449	23	5,471
Due after ten years	4,055	468	51	4,472

	16,241	1,419	97	17,563
Mortgage-backed and asset-backed securities	5,603	286	83	5,806

Total	$21,844	$1,705	$180	$23,369

The following tables present the number of investments, and the estimated fair value and gross unrealized losses for fixed maturity and equity securities, excluding securities accounted for under EITF Issue No. 99-20, where the estimated fair value had declined and remained below the net carrying amount as of December 31, 2003.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	11	$227	($19)
Obligations of states and political subdivisions	18	109	(6)
Foreign governments	11	79	(11)
Corporate securities	214	1,719	(53)
Federal agency mortgage-backed securities	4	39
Redeemable preferred stock	2	3

Total fixed maturity securities	260	2,176	(89)
Total equity securities	26	6	(1)

Total	286	$2,182	($90)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	11	$227	($19)
Obligations of states and political subdivisions	18	109	(6)
Foreign governments	8	52	(1)	3	$27	($10)
Corporate securities	183	1,481	(40)	31	238	(13)
Federal agency mortgage-backed securities	3	39		1
Redeemable preferred stock	1			1	3

Total fixed maturity securities	224	1,908	(66)	36	268	(23)
Total equity securities	12			14	6	(1)

Total	236	$1,908	($66)	50	$274	($24)

As of December 31, 2003, the Company holds seven fixed maturity securities with an unrealized loss greater than 20% of their net carrying amount. The net carrying amount and unrealized loss of these seven securities is $44 million and ($12) million, respectively. The securities represent investments in a foreign central bank and the utilities industry.

The Company has evaluated the temporarily impaired securities determining that the Company has the ability and intent to hold the securities until recovery.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Fixed maturity securities	$1,315	$1,211	$1,118
Equity securities	5	5	5
Mortgage loans	198	182	215
Real estate	32	34	64
Policy loans	200	203	202
Other	153	172	163

Gross investment income	1,903	1,807	1,767
Investment expense	118	126	139

Net investment income	$1,785	$1,681	$1,628

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Fixed maturity securities
Gross gains on sales	$40	$18	$20
Gross losses on sales	(57)	(48)	(26)
Other than temporary impairments	(140)	(209)	(36)
Other	2	21	13

Subtotal	(155)	(218)	(29)

Equity securities
Gross gains on sales	7	5	28
Gross losses on sales		(4)	(11)
Other than temporary impairments	(4)	(25)	(31)
Other	1

Subtotal	4	(24)	(14)

Mortgage loans	(3)	(3)
Real estate	(3)	5	9
Interest in PIMCO (Note 2)	327
Other investments	73	(29)	21

Total	$243	($269)	($13)

     The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Available for sale securities:
Fixed maturity	$551	$735	$140
Equity	15	(4)	5

Total	$566	$731	$145

Trading securities	$53	($18)	($17)

Realized gains (losses) on trading securities held as of December 31, 2003 and 2002, were $21 million and ($33) million, respectively.

Fixed maturity securities, which have been non-income producing for the twelve months preceding December 31, 2003 and 2002, totaled $5 million and $16 million, respectively.

As of December 31, 2003 and 2002, fixed maturity securities of $14 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company’s interest in PIMCO (Note 2) exceeds 10% of total stockholder’s equity as of December 31, 2003.

Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. As of December 31, 2003, approximately $956 million, $375 million, $341 million, $310 million and $224 million were located in California, Texas, Virginia, Michigan and Arizona, respectively.

The Company had a mortgage loan general valuation allowance of $26 million as of December 31, 2003 and 2002. During the year ended December 31, 2003, the Company recorded a specific valuation allowance of $3 million on two mortgage loans. This was in addition to a specific valuation allowance of $4 million that had been established on one of the mortgage loans during the year ended December 31, 2002. During 2003, these mortgage loans were foreclosed and transferred to real estate at a value of $28 million.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2003 or 2002.

During the year ended December 31, 2003, one real estate investment, with a balance of $27 million, was considered impaired and written down by $4 million. Additionally, goodwill related to the acquisition of real estate property acquired through a limited liability company, was considered impaired due to the negative impact of the economy on property performance, and written down $5 million during the year ended December 31, 2003. During the year ended December 31, 2002, one real estate investment with a balance of $6 million was considered impaired and written down by $1 million.

8.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2003		December 31, 2002
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

	(In Millions)
Assets:
Fixed maturity and equity securities (Note 7)	$23,497	$23,497	$20,837	$20,837
Trading securities	306	306	572	572
Mortgage loans	3,811	4,163	3,123	3,427
Policy loans	5,407	5,407	5,115	5,115
Interest in PIMCO (Note 2)	1,089	1,089	2,054	2,054
Derivative instruments (Note 9)	830	830	280	280
Cash and cash equivalents	496	496	581	581
Notes receivable from affiliates (Note 17)			106	106
Liabilities:
Funding agreements and guaranteed interest contracts	8,657	8,842	8,664	9,112
Fixed account liabilities	5,141	5,149	3,965	3,986
Short-term debt	125	125	325	325
Long-term debt	150	178	150	175
Derivative instruments (Note 9)	140	140	332	332

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2003 and 2002:

TRADING SECURITIES

The estimated fair value of trading securities is based on quoted market prices.

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

NOTES RECEIVABLE FROM AFFILIATES

The carrying amount of notes receivable from affiliates is a reasonable estimate of their fair value because the interest rates are variable and based on current market rates.

FUNDING AGREEMENTS AND GUARANTEED INTEREST CONTRACTS

The fair value of funding agreements and guaranteed interest contracts (GICs) is estimated using the rates currently offered for deposits of similar remaining maturities.

FIXED ACCOUNT LIABILITIES

Fixed account liabilities include annuity and deposit liabilities. The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

SHORT-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

LONG-TERM DEBT

The estimated fair value of long-term debt is based on market quotes.

9.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, foreign exchange forward contracts, caps, floors, options, and exchange traded futures contracts.

The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques including Value-at-Risk, regression analysis, and cumulative dollar offset. In certain circumstances, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

The notional or contract amounts and estimated fair value of outstanding derivative instruments as of December 31, 2003 and 2002 are as follows:

	Net Assets (Liabilities)
	Notional or	Notional or	Estimated	Estimated
	Contract Amounts	Contract Amounts	Fair Value	Fair Value
	2003	2002	2003	2002

	(In Millions)
Interest rate swaps	$5,206	$5,300	($347)	($500)
Credit default and total return swaps	1,254	1,430	(8)	(89)
Foreign currency swaps and forwards	5,024	4,223	1,035	526
Synthetic GICs	4,835	3,894
Interest rate floors, caps, options, and swaptions	3,744	1,289	10	11
Financial futures contracts	89	134

Total	$20,152	$16,270	$690	($52)

Although the notional amounts of derivatives do not represent amounts that must be paid or received in the future (or in the case of currency swaps represents an obligation to pay one currency and receive another), such amounts do provide an indication of their potential sensitivity to interest rates or currencies, as applicable. The market sensitivity of a derivative would approach that of a cash instrument having a face amount equal to the derivative’s notional amount.

CASH FLOW HEDGES

The Company primarily uses interest rate and foreign currency swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in the benchmark interest rate and foreign currencies. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 10 years of the inception of the hedge.

Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Foreign currency swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts.

Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

The Company has not discontinued any cash flow hedges of anticipated transactions. The Company did not record any ineffectiveness for cash flow hedges during the years ended December 31, 2003 and 2002. Over the next 12 months, the Company anticipates that $2 million of deferred losses on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2003, none of the Company’s hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

FAIR VALUE HEDGES

The Company primarily uses interest rate swaps, foreign currency swaps, credit default swaps, and options to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in the benchmark interest rate, foreign currencies, and credit risk.

Credit default swaps involve the receipt or payment of fixed amounts at specific intervals in exchange for the assumption of or protection from potential credit events associated with the underlying security.

For the years ended December 31, 2003, 2002, and 2001 the ineffectiveness related to fair value hedges was immaterial and was recorded in net realized investment gain (loss). No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company enters into swaps, foreign currency forward contracts, interest rate futures contracts, interest rate cap and floor agreements, options, and equity indexed futures contracts without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company’s interest rate risk, credit risk, equity risk, and for yield enhancement purposes. The Company uses credit default, asset, and total return swaps to manage the credit exposure of the portfolio, equity risk embedded in certain assets and liabilities, and to take advantage of market opportunities.

Asset swaps involve the receipt of floating rate payments in exchange for the rights associated with the conversion option in the underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

Foreign exchange forward contracts are commitments to exchange foreign currency denominated payments for U.S. dollar denominated payments at a specific date.

Interest rate floor agreements entitle the Company to receive the difference between the current rate and the strike rate when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference between the current rate and the strike rate when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. Written covered options obligate the Company to deliver the underlying securities held at a specified price on the expiration date. Cash requirements for these instruments are generally limited to the price of the specified bond to be delivered.

Net realized investment gains for the years ended December 31, 2003, 2002 and 2001, include $24 million, $3 million and $19 million, respectively, related to realized gains and losses, changes in estimated fair value, and periodic net settlements of derivative instruments not designated as hedges.

EMBEDDED DERIVATIVES

The Company also purchases investment securities and issues certain insurance and reinsurance policies with embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. Such derivatives are recorded on the consolidated statements of financial condition at estimated fair value, with changes in their estimated fair value recorded in net realized investment gain (loss).

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. Synthetic GICs provide certain of the ERISA Plan’s assets a guarantee of principal and interest, as it relates to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. The ERISA Plan absorbs default risk. The interest rate guarantee is reset periodically to reflect actual performance results. As of December 31, 2003, the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $4.8 billion compared to $3.9 billion as of December 31, 2002. The notional amounts represent the value of the ERISA Plan’s assets only and are not a measure of the exposure to the Company.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten year holding period. In addition, the Company offers a rider on certain variable annuity contracts that guarantees a minimum withdrawal benefit over a 14 year period subject to certain restrictions. The estimated fair value of the liability for these riders as of December 31, 2003 is zero. The notional amount is included in the interest rate floors, caps, options and swaptions category in the table above.

CREDIT EXPOSURE

In accordance with legally enforceable counterparty master agreements, credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value net of collateral received, if any. The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is extensively reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the credit exposure for the Company from derivative contracts is with investment grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

Because exchange traded futures and options are transacted through a regulated exchange and positions are marked to market and settled on a daily basis, the Company has little exposure to credit related losses in the event of nonperformance by counterparties to such financial instruments. The Company is required to pledge collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently pledges cash and U.S. Treasury Bills to satisfy this collateral requirement.

The following table summarizes the notional and credit exposure for all derivatives for which the Company has credit exposure to a counterparty:

	December 31, 2003
	Notional	Credit
	Amount	Exposure

	(In Millions)
AAA	$904	$54
AA	2,578	157
A	4,676	74

Total	$8,158	$285

10.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2003	2002

	(In Millions)
Universal life	$14,123	$13,088
Funding agreements	6,677	6,383
Fixed account liabilities	5,141	3,965
Guaranteed interest contracts	1,980	2,281

Total	$27,921	$25,717

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2003	2002

	(In Millions)
Annuity reserves	$3,708	$3,516
Unearned revenue reserve	479	423
Closed block liabilities	315	324
Policy benefits payable	296	280
Life insurance	235	208
Other	20	24

Total	$5,053	$4,775

UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The following table provides a reconciliation for the activity in the group health unpaid claims and claim adjustment expenses, which is included in the liability for future policy benefits.

	Years Ended December 31,
	2003	2002

	(In Millions)
Balance at January 1	$172	$159
Less reinsurance recoverable	2

Net balance at January 1	170	159

Incurred related to:
Current year	784	753
Prior years	(20)	(22)

Total incurred	764	731

Paid related to:
Current year	651	614
Prior years	126	106

Total paid	777	720

Net balance at December 31	157	170
Plus reinsurance recoverables	1	2

Balance at December 31	$158	$172

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $20 million and $22 million for the years ended December 31, 2003 and 2002, respectively.

11.	DEBT

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. Commercial paper debt outstanding as of December 31, 2003 was $125 million bearing an interest rate of 1.0%. There was no commercial paper debt outstanding as of December 31, 2002. In addition, Pacific Life has a bank revolving credit facility of $400 million, for which there was no debt outstanding as of December 31, 2003 and 2002. The credit facility matures in 2007.

Pacific Asset Management LLC (PAM), a wholly owned subsidiary of Pacific Life, had bank borrowings outstanding of $325 million as of December 31, 2002. The interest rate ranged from 1.5% to 1.6%. The amount of the borrowings and the interest rates reset monthly. The borrowing limit for PAM, as of December 31, 2002, was $325 million. The PAM borrowings were repaid in 2003.

LONG-TERM DEBT

Pacific Life has $150 million of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2003, 2002 and 2001, and is included in net investment income.

12.	INCOME TAXES

The provision for income taxes (benefit) is as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Current	$189	($104)	($5)
Deferred	(26)	(8)	60

Provision for income taxes (benefit) on income before cumulative adjustments due to changes in accounting principles	163	(112)	55
Deferred income tax provision on cumulative adjustments due to changes in accounting principles			(4)

Total	$163	($112)	$51

The sources of the Company’s provision for deferred taxes are as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Deferred policy acquisition costs	$125	$119	$99
Low income housing tax credit carryover	74	(43)	(31)
Investment valuation	42	(34)	(7)
Partnership income	19	(20)	(26)
Duration hedging	(13)	(1)
Policyholder reserves	(113)	(29)	7
Interest in PIMCO (Note 2)	(147)	(8)
Other	(13)	8	14

Provision for deferred taxes	($26)	($8)	$56

A reconciliation of the provision for income taxes (benefit) based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Provision for income taxes (benefit) at the statutory rate	$209	($29)	$106
State income taxes	11	3	4
Amounts related to prior periods	(10)	(39)	(26)
Nontaxable investment income	(16)	(9)	(6)
Low income housing and foreign tax credits	(30)	(32)	(28)
Other	(1)	(6)	5

Provision for income taxes (benefit) on income before cumulative adjustments due to changes in accounting principles	163	(112)	55
Deferred income tax provision on cumulative adjustments due to changes in accounting principles			(4)

Total	$163	($112)	$51

     The net deferred tax liability, included in other liabilities as of December 31, 2003 and 2002, is comprised of the following tax effected temporary differences:

	December 31,
	2003	2002

	(In Millions)
Deferred tax assets
Policyholder reserves	$319	$206
Investment valuation	91	133
Deferred compensation	34	29
Duration hedging	32	19
Retirement benefits	18	21
Dividends	6	7
Low income housing tax credit carryover		74
Other	13	2

Total deferred tax assets	513	491

Deferred tax liabilities
Deferred policy acquisition costs	(444)	(319)
Interest in PIMCO (Note 2)	(240)	(387)
Partnership income	(23)	(4)
Depreciation	(10)	(11)

Total deferred tax liabilities	(717)	(721)

Net deferred tax liability from operations	(204)	(230)
Unrealized gain on derivatives and securities available for sale	(450)	(219)
Unrealized gain on interest in PIMCO (Note 2)	(129)	(243)
Minimum pension liability adjustment and other	2	23

Net deferred tax liability	$(781)	$(669)

13.	COMPREHENSIVE INCOME

The Company displays comprehensive income and its components on the accompanying consolidated statements of stockholder’s equity and as follows. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI and related taxes is as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Gross Holding Gain:
Holding gain on securities available for sale	$415	$479	$101
Holding gain (loss) on derivatives	56	(144)	(25)
Income tax expense	(166)	(117)	(28)
Reclassification adjustment:
Realized loss on sale of securities available for sale	163	243	52
Realized loss on derivatives	8	6	71
Provision for income tax benefit	(60)	(87)	(44)
Allocation of holding (gain) loss to deferred policy acquisition costs	19	(85)	2
Provision for income (taxes) benefit	(7)	30	(1)

Net unrealized gain on securities available for sale	428	325	128
Minimum pension liability and other adjustments	41	(44)
Increase (decrease) in unrealized gain on interest in PIMCO (Note 2)	(180)	225	111

Total	$289	$506	$239

14.	REINSURANCE

The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses are included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

	December 31,
	2003	2002

	(In Millions)
Universal life deposits	($99)	($91)
Future policy benefits	200	169
Paid claims	54	37
Unpaid claims	12	12
Other	31	29

As of December 31, 2003, 86% of the reinsurance recoverables were from three reinsurers, of which 100% is secured by payables to the reinsurers. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Direct premiums	$1,270	$1,181	$923
Ceded reinsurance	(158)	(137)	(129)
Assumed reinsurance	34	14	18

Insurance premiums	$1,146	$1,058	$812

Revenues and benefits are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Ceded reinsurance netted against policy fees	$103	$78	$85
Ceded reinsurance netted against net investment income	283	277	266
Ceded reinsurance netted against interest credited	217	219	210
Ceded reinsurance netted against policy benefits	139	122	115
Assumed reinsurance included in policy benefits	15	6	11

15.	SEGMENT INFORMATION

The Company has five operating segments: Life Insurance, Institutional Products, Annuities & Mutual Funds, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 10% of the segment’s in force business.

The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

The Annuities & Mutual Funds segment offers variable and fixed annuities to individuals and small businesses through National Association of Securities Dealers (NASD) firms, regional and national wirehouses, and financial institutions. During 2001, Annuities & Mutual Funds began distribution of the Pacific Funds, a multi-class, open end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third-party administrators.

The Broker-Dealers segment includes NASD registered firms that provide securities and insurance brokerage services and investment advisory services. PSD primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by Pacific Life.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of certain subsidiaries that do not qualify as operating segments. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life’s variable life and annuity products.

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes (benefit) is allocated based on each segment’s actual tax provision.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate (debenture) return on their allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the United States. Additionally, substantially all of the Company’s assets are located in the United States.

The following is segment information as of and for the year ended December 31, 2003:

			Annuities
	Life	Institutional	& Mutual	Group	Broker-	Corporate
	Insurance	Products	Funds	Insurance	Dealers	and Other	Total

	(In Millions)
REVENUES
Insurance premiums	($76)	$253		$969			$1,146
Policy fees	644	3	$285				932
Net investment income	685	876	197	25		$2	1,785
Net realized investment gain (loss)	(64)	(67)	(7)	(5)		386	243
Commission revenue			1		$682	(496)	187
Other income	21	4	117	1	58	28	229

Total revenues	1,210	1,069	593	990	740	(80)	4,522

BENEFITS AND EXPENSES
Policy benefits	253	499	18	746			1,516
Interest credited	544	455	154				1,153
Commission expenses	115	4	213	69	676	(496)	581
Operating expenses	187	20	160	133	64	109	673

Total benefits and expenses	1,099	978	545	948	740	(387)	3,923

Income before provision for income taxes	111	91	48	42		307	599
Provision for income taxes	9	11	1	14		128	163

Net income	$102	$80	$47	$28	$0	$179	$436

Total assets	$21,343	$14,911	$26,757	$484	$114	$1,769	$65,378
Deferred policy acquisition costs	1,197	73	1,547				2,817
Separate account assets	4,083	419	20,661				25,163
Policyholder and contract liabilities	15,355	12,765	4,651	203			32,974
Separate account liabilities	4,083	419	20,661				25,163

     The following is segment information as of and for the year ended December 31, 2002:

			Annuities
	Life	Institutional	& Mutual	Group	Broker-	Corporate
	Insurance	Products	Funds	Insurance	Dealers	and Other	Total

	(In Millions)
REVENUES
Insurance premiums	($74)	$191		$941			$1,058
Policy fees	604	3	$250				857
Net investment income	668	806	119	26		$62	1,681
Net realized investment loss	(83)	(71)	(11)			(104)	(269)
Commission revenue			1		$546	(385)	162
Other income	26	9	101	2	42	35	215

Total revenues	1,141	938	460	969	588	(392)	3,704

BENEFITS AND EXPENSES
Policy benefits	240	428	69	723			1,460
Interest credited	530	459	94				1,083
Commission expenses	116	7	222	66	534	(385)	560
Operating expenses	165	15	160	132	53	159	684

Total benefits and expenses	1,051	909	545	921	587	(226)	3,787

Income (loss) before provision for income taxes (benefit)	90	29	(85)	48	1	(166)	(83)
Provision for income taxes (benefit)	11	(3)	(34)	17		(103)	(112)

Net income (loss)	$79	$32	($51)	$31	$1	($63)	$29

Total assets	$18,930	$15,727	$18,437	$497	$92	$2,539	$56,222
Deferred policy acquisition costs	1,007	73	1,181				2,261
Separate account assets	3,296	1,935	14,010				19,241
Policyholder and contract liabilities	14,170	12,631	3,467	224			30,492
Separate account liabilities	3,296	1,935	14,010				19,241

     The following is segment information for the year ended December 31, 2001:

			Annuities
	Life	Institutional	& Mutual	Group	Broker-	Corporate
	Insurance	Products	Funds	Insurance	Dealers	and Other	Total

	(In Millions)
REVENUES
Insurance premiums	($59)	$113		$723		$35	$812
Policy fees	582	2	$237				821
Net investment income	645	831	67	19	$1	65	1,628
Net realized investment gain (loss)		6		2		(21)	(13)
Commission revenue					580	(399)	181
Other income	28	10	99	2	40	46	225

Total revenues	1,196	962	403	746	621	(274)	3,654

BENEFITS AND EXPENSES
Policy benefits	205	351	27	557		23	1,163
Interest credited	506	457	67				1,030
Commission expenses	149	3	149	50	567	(394)	524
Operating expenses	172	20	148	113	49	132	634

Total benefits and expenses	1,032	831	391	720	616	(239)	3,351

Income (loss) before provision for income taxes (benefit)	164	131	12	26	5	(35)	303
Provision for income taxes (benefit)	38	34	(2)	7	2	(24)	55

Income (loss) before cumulative adjustments due to changes in accounting principles	126	97	14	19	3	(11)	248
Cumulative adjustments due to changes in accounting principles, net of taxes	(3)	(8)	(1)	1		4	(7)

Net income (loss)	$123	$89	$13	$20	$3	($7)	$241

16.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life provides a defined benefit pension plan covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees’ existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by PIMCO.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2003 and 2002, the projected benefit obligation was $84 million and $75 million, respectively.

During 2002, amounts transferred to the SERPs from another compensation plan, including related plan amendments, totaled $43 million. The fair value of plan assets as of December 31, 2003 and 2002 was zero. The net periodic benefit cost of the SERPs was $8 million, $6 million and $5 million for the years ended December 31, 2003, 2002 and 2001, respectively.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Service cost - benefits earned during the year	$16	$15	$14
Interest cost on projected benefit obligation	18	16	14
Expected return on plan assets	(13)	(14)	(16)
Amortization of net obligations and prior service cost	4	1

Net periodic pension expense	$25	$18	$12

The following tables set forth the changes in benefit obligation, plan assets and funded status reconciliation:

	December 31,
	2003	2002

	(In Millions)
Change in Benefit Obligation:
Benefit obligation, beginning of year	$279	$208
Service cost	16	15
Interest cost	18	16
Transfer of liabilities and plan amendments		43
Actuarial loss	24	13
Benefits paid	(22)	(16)

Benefit obligation, end of year	$315	$279

Change in Plan Assets:
Fair value of plan assets, beginning of year	$175	$181
Actual return on plan assets	44	(26)
Employer contributions	45	36
Benefits paid	(22)	(16)

Fair value of plan assets, end of year	$242	$175

Funded Status Reconciliation:
Funded status	($73)	($104)
Unrecognized transition asset	4	4
Unrecognized prior service cost	6	7
Unrecognized actuarial loss	58	69

Accrued benefit liability	($5)	($24)

	December 31,
	2003	2002

	(In Millions)
Amounts recognized in the consolidated statement of financial condition consist of:
Prepaid benefit cost	$63
Accrued benefit liability	(86)	($103)
Intangible asset	9	11
Accumulated other comprehensive income	9	68

Net amount recognized	($5)	($24)

Other comprehensive (income) loss attributable to change in additional minimum pension liability	($59)	$68

	December 31,
	2003	2002

Weighted-average assumptions used to determine benefit obligations
Discount rate	6.00%	6.75%
Rate of compensation increase	4.00%	4.00%

	Year Ended
	December 31,
	2003	2002

Weighted-average assumptions used to determine net periodic benefit costs
Discount rate	6.75%	7.00%
Expected long-term return on plan assets	8.00%	8.50%
Rate of compensation increase	4.00%	4.50%

In developing the expected long-term rate of return on plan assets, the Company considers many factors. These factors consist of a review of historical returns and the future expectations for returns for each asset class, as well as the target asset allocation of the plan’s portfolio. The Company also considers current market conditions as well as the views of financial advisers and economists.

Benefit payments for the year ended December 31, 2003, amounted to $22 million. Pacific Life expects to contribute $23 million to the plans in 2004. The expected benefit payments are as follows (In Millions):

Years Ending December 31:
2004	$30
2005	29
2006	30
2007	34
2008	30
2009-2013	152

     The Company’s pension plans weighted average asset allocations by asset category are as follows:

	December 31,
	2003	2002

Asset Category
Equity-type investments	67%	62%
Fixed income investments	33%	38%

Total	100%	100%

It is intended that the defined benefit pension plan assets be invested in equity-type and fixed income investments, as long as the investments are consistent with the assumption of more than average risk and appropriate overall diversification is maintained and liquidity is sufficient to meet cash flow requirements. The targeted portfolio allocation is 70-80% equity-type and 20-30% fixed income investments. The defined benefit pension plan establishes and maintains a fundamental and long-term orientation in the determination of asset mix and selection of investment funds. This tolerance for more than average risk and long-term orientation provides the basis for a larger allocation to equities with some additional bias to higher risk investments for higher return.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2003, 2002 and 2001 was $1 million. As of December 31, 2003 and 2002, the accumulated benefit obligation was $21 million and $19 million, respectively. The fair value of the plan assets as of December 31, 2003 and 2002 was zero. The amount of accrued benefit cost included in other liabilities was $22 million and $23 million as of December 31, 2003 and 2002, respectively.

The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 12.0% and 13.0% for 2003 and 2002, respectively, and is assumed to decrease gradually to 5.0% in 2010 and remain at that level thereafter.

The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2003 would be increased by 7.3%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 8.6%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2003 would be decreased by 6.4%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 7.6%.

The discount rate used in determining the accumulated postretirement benefit obligation was 6.0% and 6.75% for 2003 and 2002, respectively.

Benefit payments for the year ended December 31, 2003 amounted to $2 million, which included $1 million of participant contributions. The expected benefit payments are as follows (In Millions):

Years Ending December 31:
2004	$2
2005	3
2006	3
2007	3
2008	3
2009-2013	15

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) was enacted. As of December 31, 2003, the Company’s retiree medical plan provides prescription drug coverage for eligible retirees. On January 12, 2004, the FASB issued FASB Staff Position (FSP) No. 106-1, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. FSP No. 106-1 permits a sponsor of a postretirement health care plan that provides a prescription drug benefit to make a one time election to defer accounting for the effects of the Act, which the Company did in January 2004. The information relating to the postretirement benefits described in this note does not reflect the effects of the Act. Once specific authoritative guidance on the accounting for the Federal subsidy provided to plan sponsors when their plans provide prescription drug coverage is available, the Company will reflect the Act in the liabilities associated with the postretirement benefits described herein.

OTHER PLANS

Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. Pacific Life’s RISP matches 75% of each employee’s contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $11 million, $10 million and $9 million for the years ended December 31, 2003, 2002 and 2001, respectively, and are included in operating expenses.

The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. In 1999, Pacific Life loaned cash to the ESOP to pay off the promissory note due Pacific LifeCorp. The interest rate was reduced to 6.0% effective September 2, 1999. This loan was repaid in 2002.

On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan. Interest and principal payments made by the ESOP to Pacific Life are funded by contributions from Pacific Life.

Amounts loaned to the ESOP by Pacific Life are included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants is different from the original issue price of those shares, the difference is recorded in paid-in capital.

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

17.	TRANSACTIONS WITH AFFILIATES

Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life and variable annuity contractholders, and the Pacific Funds (Note 15). Pacific Life charges advisory and other fees based primarily upon the net asset value of the underlying portfolios. These charges amounted to $141 million, $123 million and $120 million for the years ended December 31, 2003, 2002 and 2001, respectively, and are included in other income. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Funds and other affiliates based on an allocation of actual costs. Fees amounted to $4 million, $4 million and $1 million for the years ended December 31, 2003, 2002 and 2001, respectively.

Included in insurance premiums are amounts ceded to subsidiaries of Scottish (Note 6), of $16 million and $3 million for the years ended December 31, 2003 and 2002, respectively.

PAM has an agreement to loan Pacific LifeCorp up to $350 million at variable rates. The outstanding balance as of December 31, 2002 was $76 million. The interest rate as of December 31, 2002 was 1.7%. This loan was repaid during 2003.

PAM had an agreement to loan ACG up to $100 million at variable rates. The outstanding balance as of December 31, 2002 was $11 million. The interest rate as of December 31, 2002 was 3.4%. This loan was repaid during 2003.

PAM has an agreement to loan Pacific Asset Funding, LLC (PAF), a wholly owned subsidiary of Pacific LifeCorp, up to $53 million at variable rates. The outstanding balance as of December 31, 2002 was $19 million. The interest rate as of December 31, 2002 was 1.6%. This loan was repaid during 2003.

18.	COMMITMENTS AND CONTINGENCIES

The Company has outstanding commitments to make investments, primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2004	$833
2005 through 2008	691
2009 and thereafter	131

Total	$1,655

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $17 million, $16 million and $15 million for the years ended December 31, 2003, 2002 and 2001, respectively. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:
2004	$18
2005 through 2008	52
2009 and thereafter	20

Total	$90

In December 2002, Pacific Life entered into a participation agreement with a third-party lender to share in the liquidity commitment for outstanding borrowings of a credit facility of ACG for amounts in excess of $500 million. As of December 31, 2002, Pacific Life’s share of this facility was $45 million. The facility was repaid in 2003 upon which the liquidity commitment related to the facility was extinguished.

Pacific Life and PAM have an operating agreement in which Pacific Life at all times will be the managing member of PAM and Pacific Life will cause PAM to maintain certain financial ratios. Pacific Life’s support is limited to a maximum of $350 million. Additionally, in connection with the operations of certain of the Company’s broker-dealer subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

The Company has from time to time divested certain of its businesses. In connection with such divestitures, there may be lawsuits, claims and proceedings instituted or asserted against the Company related to the period that the businesses were owned by the Company or pursuant to indemnifications provided by the Company in connection with the respective transactions, with terms that range in duration and often are not explicitly defined. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made significant payments for these indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters and therefore no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

The Company provides routine indemnifications relating to lease agreements. Currently, the Company has several such agreements in place with various expiration dates. Based on historical experience and evaluation of the specific indemnities, management believes that judgments, if any, against the Company related to such matters is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

The Company operates in a business environment, which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of DAC. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by utilizing, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company’s liabilities is not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

The Company’s investments in equity related securities and results from its variable products, including the carrying amount of DAC, are subject to changes in equity prices and the capital markets.

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty and obtaining collateral. However, the Company does not anticipate nonperformance by the counterparties. The Company determines counterparty credit quality by reference to ratings from independent rating agencies or, where such ratings are not available, by internal analysis.

The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company’s life insurance or annuity products.

Supplement dated May 1, 2004 to the Prospectus dated May 1, 2004 for the Pacific Odyssey, a variable annuity contract issued by Pacific Life Insurance Company

Capitalized terms used in this Supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us”, or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement changes the Prospectus as follows:

If you select a Portfolio Optimization model, until May 7, 2004, your Purchase Payments or Contract Value, as applicable, will be allocated to the Investment Options according to the model you select as indicated in the chart below. On May 7, 2004, we will automatically update your model to the Portfolio Optimization model allocations shown under the HOW YOUR INVESTMENTS ARE ALLOCATED: Portfolio Optimization section in the Prospectus. However, if your Contract was purchased through Smith Barney, now known as Citigroup Global Markets Inc. or through Citigroup Investment Services (Citicorp), you must contact your registered representative if you want to move to a new model Portfolio after the annual analysis.

Investor Profile

Model A		Model B		Model C		Model D		Model E

You are looking for a relatively stable investment and require investments that generate some level of income.		Your focus is on keeping pace with inflation. Income generating investment and capital appreciation are desired.		You want the opportunity for long- term moderate growth.		You want an investment that is geared for growth and are willing to accept above average risk.		You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Horizon < -------------------------------------------------------------------------------------------------- > Longer Investment Horizon Investor Objective

Primarily preservation of capital		Moderate Growth		Steady growth in asset values		Moderately high growth in asset values		High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.		There may be some losses in the values of the investment from year to year.		There will probably be some losses in the values of the underlying investments from year to year. Fluctuations in value should be less than those of the overall stock markets.		There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.		There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < -------------------------------------------------------------------------------------------------- > Higher Risk Asset Class Exposure

Cash	20%	Cash	12%	Cash	5%	Cash	0%	Cash	0%

Bonds	57%	Bonds	45%	Bonds	35%	Bonds	21%	Bonds	4%

Domestic Stocks	18%	Domestic Stocks	32%	Domestic Stocks	44%	Domestic Stocks	58%	Domestic Stocks	68%

International Stocks	5%	International Stocks	11%	International Stocks	16%	International Stocks	21%	International Stocks	28%

Portfolio Optimization Model Allocations as of May 1, 2003

Money Market	15%	Money Market	3%	Short Duration Bond	12%	Short Duration Bond	5%	Managed Bond	2%

Short Duration Bond	23%	Short Duration Bond	20%	Inflation Managed	10%	Inflation Managed	6%	Large-Cap Value	14%

Inflation Managed	11%	Inflation Managed	11%	Managed Bond	14%	Managed Bond	8%	Comstock	4%

Managed Bond	21%	Managed Bond	16%	High Yield Bond	3%	Large-Cap Value	14%	Blue Chip	16%

High Yield Bond	6%	High Yield Bond	5%	Large-Cap Value	14%	Comstock	4%	Capital Opportunities	5%

Equity Income	2%	Equity Income	3%	Main Street Core	7%	Blue Chip	15%	Mid-Cap Value	5%

Large-Cap Value	9%	Large-Cap Value	9%	Comstock	3%	Capital Opportunities	5%	Real Estate	5%

Main Street Core	3%	Main Street Core	5%	Blue Chip	6%	Mid-Cap Value	5%	Growth LT	6%

Blue Chip	3%	Comstock	3%	Mid-Cap Value	5%	Real Estate	3%	Aggressive Equity	3%

Small-Cap Value	2%	Blue Chip	6%	Growth LT	4%	Growth LT	5%	Small-Cap Index	3%

Intl. Value	5%	Mid-Cap Value	3%	Small-Cap Index	3%	Aggressive Equity	2%	Small-Cap Value	6%

		Growth LT	2%	Small-Cap Value	3%	Small-Cap Index	3%	Intl. Value	14%

		Small-Cap Value	2%	Intl. Value	7%	Small-Cap Value	3%	Intl. Large-Cap	14%

		Intl. Value	12%	Intl. Large-Cap	9%	Intl. Value	10%	Emerging Markets	3%

						Intl. Large-Cap	10%

						Emerging Markets	2%
Less Volatile < -------------------------------------------------------------------------------------------------- > More Volatile